                                                          $298,114,000 (APPROXIMATE)

                                                          GMAC RFC[GRAPHIC OMITTED]

                                               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                                SERIES 2007-SP3

                                                          RAAC SERIES 2007-SP3 TRUST
                                                                ISSUING ENTITY

                                                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                                      DEPOSITOR (SEC FILE NO. 333-140609)

                                                       RESIDENTIAL FUNDING COMPANY, LLC
                                                          MASTER SERVICER AND SPONSOR

                                                                OCTOBER 2, 2007

                                                        GMAC RFC  [GRAPHIC OMITTED]

                                                 (JOINT LEAD MANAGER AND BOOK RUNNER)

                                                     CREDIT SUISSE [GRAPHIC OMITTED]
                                                         (JOINT LEAD MANAGER)

                                                              DISCLAIMER
   The issuer has filed a registration  statement (including a prospectus) with the SEC for the new offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the issuer has filed with the SEC for more complete  information  about the issuer and this  offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  Credit Suisse Securities (USA ) LLC will arrange to send you the base prospectus at no charge if you request it by calling 1-800-221-1037.

   This free  writing  prospectus  does not contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  This free writing  prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

   The information in this free writing  prospectus,  if conveyed prior to the time of your  contractual  commitment to purchase any of the securities,  supersedes any information contained in any prior similar materials relating to the securities.  The information in this free  writing  prospectus  is  preliminary,  and is subject to  completion  or change.  This free writing  prospectus  is being delivered  to you solely to provide you with  information  about the  offering of the  securities  referred to in this free  writing prospectus and to solicit an offer to purchase the Securities,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual  commitment by you to purchase any of the  securities,  until we have accepted your offer to purchase securities.

   You are advised that the terms of the securities,  and the  characteristics  of the pool assets backing them, may change (due, among other things,  to the  possibility  that the assets that  comprise the pool may become  delinquent or defaulted or may be removed or replaced and that similar or different  assets may be added to the pool,  and that one or more classes of  securities  may be split, combined or eliminated),  at any time prior to issuance or availability of a final  prospectus.  You are advised that securities may not be issued that have the characteristics  described in these materials.  The underwriter's  obligation to sell such securities to you is conditioned on the assets and  securities  having the  characteristics  described in these  materials.  If for any reason the issuer does not deliver such  securities,  the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities  which you have committed to purchase,  and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

   The  information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.
   Any such assumptions are subject to change.

   The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                                                             $298,114,000
                                               (APPROXIMATE, SUBJECT TO +/- 5% VARIANCE)
                                                      RAAC SERIES 2007-SP3 TRUST
                                   Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP3
                                                Senior / Subordinate REMIC Certificates
------------------------------------------------------------------------------------------------------------------------------
                                                      EST. WAL         PMT.                      FINAL
                                                        (YEARS)       WINDOW       APPROX.     SCHEDULED         EXPECTED
-----------  APPROXIMATE     INITIAL     PRINCIPAL                   (MONTHS)      INITIAL    DISTRIBUTION      RATINGS(5)
   CLASS         SIZE       COUPON(1)       TYPE     CALL/MAT(2)   CALL/MAT(2)     C/E(3)       DATE(4)        S&P/MOODY'S
                            1mL + [ ]%                           NOT OFFERED HEREBY                            AAA / Aaa
A-1           $198,826,000
                            1mL + [ ]%    SEN/MEZ    6.49 / 7.87  55 - 90 / 55 -   26.95%    September 2037    AAA / Aaa
A-2            $35,087,000                                             218
                            1mL + [ ]%                           NOT OFFERED HEREBY                             AA / Aa2
M-1(6)         $24,496,000
                            1mL + [ ]%      MEZ      5.02 / 5.60  41 - 90 / 41 -   12.75%    September 2037      A / A2
M-2(6)         $20,973,000                                             176
                            1mL + [ ]%      MEZ      4.95 / 5.48  39 - 90 / 39 -    9.00%    September 2037   BBB+ / Baa1
M-3(6)         $12,008,000                                             158
                            1mL + [ ]%   MEZ/TURBO   0.75 / 0.75 1 - 20 / 1 - 20    6.90%    September 2037    BBB / Baa2
M-4(7)          $6,724,000
SB(8)(9)                                           NOT OFFERED HEREBY                                               NR
R(8)(10)                                           NOT OFFERED HEREBY                                               NR

(1)  The  Pass-Through  Rate for each class of Offered  Certificates  will be equal to the the least (i) One-Month  LIBOR plus the related margin,  (ii) the Net WAC Cap Rate and (iii) a 14.00% per annum hard cap. The margin on the Class A Certificates will increase to 2x their original  margin and the margin on the Class M Certificates  will increase to 1.5x their original margin on the second  Distribution Date after the first possible  Optional  Termination Date. The holders of the Class A and Class M
     Certificates may also be entitled to certain payments under the yield maintenance  agreement and swap agreement (as described herein). One-Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)  The weighted average lives ("WAL") and Payment Window assume  prepayments occur at the Prepayment  Pricing Assumption and the certificates  pay on the 25th of each month  beginning in October  2007.  The WAL and Payment  Window to Call assumes the 10%
     Optional  Termination  Date is exercised on the first eligible  Distribution  Date. The first expected  Distribution  Date is
     October 25, 2007.

(3)  Initial credit support ("C/E") for a class equals (i) the percentage of the  certificates  (as a product of the mortgage loan balance) subordinate to such class plus (ii) the initial O/C amount. The initial  overcollateralization ("O/C") amount on the
     Closing Date is expected to be equal to approximately 6.90% of the Cut-Off Date collateral balance.

(4)  Final Scheduled Distribution Date for any class is the 360th Distribution Date.

(5)  Ratings are subject to final rating agency approval.

(6)  It is not expected that the Class M  Certificates  (except Class M-4) will receive  principal  payments prior to the stepdown date.

(7)  Beginning on the first  Distribution  Date,  75% of monthly excess  cashflow,  as described  herein,  will be used to pay the principal balance of the Class M-4 Certificates until reduced to zero.

(8)  The Class SB and Class R Certificates are not offered hereby.

(9)  The Class SB  Certificates  represent  the  entitlement  to certain  remaining  cash flows in respect of the  Mortgage  Loans following  payment  of  principal  and  interest  in  respect  of the  Offered  Certificates  and to all  prepayment  penalty distributions, as described herein.

(10) The Class R Certificate is a non-economic REMIC tax residual.

 OVERVIEW OF THE RFC PRINCIPAL INVESTMENT ACTIVITIES PROGRAM

 The Mortgage Loans included in the trust were acquired and evaluated under Residential Funding's Principal Investment Activities
 ("PIA") Program.  The PIA Program, among other types of collateral, targets seasoned assets offered in the secondary market.  These loans may be called loans (from Residential Funding programs or otherwise), loans acquired as part of portfolio sales, may be loans with program exceptions or may be secured by unusual property types.  The loans may have document deficiencies or prior and/or current delinquencies or a combination of one or more of the foregoing.

  The PIA Program employs a value based investment strategy whereby it looks to acquire various types of loans at a price that the
  PIA Program deems to be undervalued at the time of purchase.  The PIA Program's process for acquiring a loan is intended to determine whether the characteristics of the loan, the borrower and the collateral, taken as a whole, represent an acceptable lending risk.  The factors considered may include:

-       the Mortgage Loan's payment terms and characteristics;
-       the borrower's credit profile, both currently and, if available, at origination;
-       an analysis of the mortgagor's ability and willingness to make full and timely repayment;
-       the value of the mortgaged property, as evidenced by a broker's price opinion, statistical value or comparison with real estate listings of comparable properties; and
-       the quality of the available legal documentation associated with the loan, including certain aspects of compliance.

  PIA's due diligence is tailored to address the particular risk profile of each acquisition.  In relation to the acquisition of the
  Mortgage Loans for this transaction, the due diligence performed by the PIA group included a review of a detailed loan tape with specific representations and warranties provided by the seller of such Mortgage Loans, in relation to, among other things, the accuracy of such data, together with a review of the underlying loans and the collateral files, but did not include a review of the credit files for the Mortgage Loans.

  The values of mortgaged properties securing loans acquired under the PIA Program obtained are generally compared to an estimated value, recent listings of comparable properties, statistical values and/or broker's price opinions.

 TRANSACTION OVERVIEW

 ISSUING ENTITY:                           RAAC Series 2007-SP3 Trust.

 CERTIFICATES:                             Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, and Class M-4 Certificates are the
                                           "Offered Certificates".  In addition to the Offered Certificates, the trust fund will issue the Class SB and Class R Certificates.

                                           The Offered Certificates will be offered pursuant to the prospectus relating to the
                                           Offered Certificates (the "Prospectus").

 SENIOR CERTIFICATES:                      Class A-1 and Class A-2 Certificates ("Class A Certificates").

 SUBORDINATE CERTIFICATES:                 Class M-1, Class M-2, Class M-3, and Class M-4 (the "Class M Certificates").

 ACCELERATED SUBORDINATE CERTIFICATES:     Class M-4 Certificates.

 DEPOSITOR:                                Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding
                                           Company, LLC.

 MASTER SERVICER AND SPONSOR:              Residential Funding Company, LLC (the "Sponsor", "Master Servicer" or "RFC").
                                           GMAC Mortgage LLC (84.2%)
 SERVICERS (GREATER THAN 10%):             Litton Loan Servicing LP (10.5%)

 TRUSTEE & SUPPLEMENTAL INTEREST TRUSTEE:  LaSalle Bank, N.A.

 SWAP COUNTERPARTY:                        HSBC Bank USA , National Association

 YIELD MAINTENANCE AGREEMENT               HSBC Bank USA, National Association
 COUNTERPARTY:
                                           Credit Suisse Securities (USA) LLC and GMAC RFC Securities.
 LEAD MANAGERS:

 CUT-OFF DATE:                             September 1, 2007

 CLOSING DATE:                             October [9], 2007

 DISTRIBUTION DATES:                       The 25th day of each month (if such day is not a business day, the first business day thereafter), commencing in October 2007.

 FORM OF CERTIFICATES:                     The Offered Certificates will be available in book-entry form through DTC / Euroclear /
                                           Clearstream in same day funds.

 MINIMUM DENOMINATIONS:                    The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.  The Class M-2
                                           Certificates, Class M-3 Certificates, and Class M-4 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

 DAY COUNT:                                Interest will accrue on the Offered Certificates on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

 DELAY DAYS:                               0 days for the Offered Certificates.

 ACCRUAL PERIOD:                           Interest on the Offered Certificates accrues from the last Distribution Date (or in the case of the first Distribution Date, the Closing Date) through the day preceding the current Distribution Date.

 ACCRUED INTEREST:                        The Offered Certificates will settle flat on the Closing Date.

 DUE PERIOD:                               With respect to any Distribution Date is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution
                                           Date occurs and ending on the first day of the month in which such Distribution Date occurs.

 PREPAYMENT PERIOD:                        With respect to any Distribution Date is the immediately preceding calendar month.

 TAX STATUS:                               The Offered Certificates will be designated as regular interests in one or more REMICS and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

                                           Subject to the considerations described in the Prospectus Supplement, the Class A-1
 ERISA ELIGIBILITY:                        Certificates are expected to be considered eligible for purchase by any person investing assets of employee benefit plans or individual retirement accounts.  However, the Class
                                           A-1 Certificates may not be acquired or held by any person investing assets of any such plans or individual retirement accounts before the termination of the Swap Agreement, unless such acquisition or holding is eligible for the exemptive relief available under the service provider exemption or one of the investor-based class exemptions described in the Prospectus Supplement.

 IRS CIRCULAR 230 NOTICE:                  Any discussion of the United States federal tax issues set forth in this document is written in connection with the promotion and marketing of the transaction described in this document. Such discussion is not intended or written to be legal or tax advice to any person and is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any United States federal income tax penalties that may be imposed on such person. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

 SMMEA ELIGIBILITY:                        None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
                                           On any Distribution Date on which the aggregate outstanding principal balance of the
 OPTIONAL TERMINATION DATE:                Mortgage Loans, after giving effect to distributions to be made on that Distribution
                                           Date, is less than 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date, the Master Servicer may, but will not be required to:

                                           o purchase from the trust all of the remaining Mortgage Loans and cause an early retirement of the certificates;
                                           or
                                           o purchase all of the certificates.

                                           An optional purchase of the certificates will cause the outstanding principal balance of the applicable certificates to be paid in full with accrued interest.

 EXPENSE FEE RATE:                         With respect to any Mortgage Loan, the Expense Fee Rate consists of the premium payable to the mortgage insurer on certain loans and the servicing fee for such Mortgage Loan.
                                           The servicing fee consists of subservicing and other related compensation payable to the sub-servicer, including compensation paid to the Master Servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.  The weighted average servicing fee as of the Cut-off Date is approximately 0.4762% and the Expense Fee Rate is 0.61%

 MORTGAGE LOANS:                           The Cut-Off Date collateral balance will be comprised of first lien, fixed-rate and adjustable-rate seasoned Mortgage Loans (the "Mortgage Loans") as follows:

                                            [GRAPHIC OMITTED][GRAPHIC OMITTED]

 PREPAYMENT PRICING ASSUMPTION:            In respect of the fixed-rate first lien Mortgage Loans, 18% HEP and in respect of the adjustable-rate Mortgage Loans, 100% PPC (2% CPR in month 1, building linearly to 25%
                                           CPR in month 12, remaining at 25% CPR until month 22, 45% CPR from month 23 to month 27, and 30% CPR in month 28 and thereafter).

 NET MORTGAGE RATE:                        With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

 NET WAC CAP RATE:                         The Pass-Through Rate on each class of Offered Certificates with respect to each
                                           Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period, minus the product of (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the amount of any net swap payments or Swap Termination Payment not due to a Swap Counterparty Trigger
                                           Event owed to the swap counterparty as of such distribution date and (y) 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of such distribution date, and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

 NET WAC CAP RATE SHORTFALL:               With respect to the Offered Certificates and any Distribution Date on which the Net WAC
                                           Cap Rate is used to determine the Pass-Through Rate of the Offered Certificates, an
                                           amount equal to the excess of (x) accrued certificate interest for the Offered
                                           Certificates calculated at a rate equal to the lesser of (i) One-Month LIBOR plus the related margin and (ii) 14.000% per annum, over (y) accrued certificate interest for the
                                           Offered Certificates calculated using the Net WAC Cap Rate.

  NET WAC CAP RATE SHORTFALL
  CARRY-FORWARD AMOUNT:                    With respect to any class of the Offered Certificates and any Distribution Date, an
                                           amount equal to the Net WAC Cap Rate Shortfall for such Distribution Date plus any Net
                                           WAC Cap Rate Shortfall unpaid from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by excess cashflow, payments under the yield maintenance agreement or swap payments, at a rate equal to the lesser of (i) One-Month
                                           LIBOR plus a related margin, and (ii) 14.000% per annum.

 PASS-THROUGH RATE:                        With respect to the Offered Certificates and any Distribution Date, a per annum rate equal to the least of (i) One-Month LIBOR plus the related margin, (ii) the Net WAC Cap
                                           Rate and (iii) 14.000%.

 CUT-OFF DATE PRINCIPAL BALANCE:           With respect to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off
                                           Date after giving effect to all installments of principal due in or prior to the month of September 2007, whether or not received, exclusive of any Arrearages.

 ARREARAGES:                                On the Cut-Off Date the total amount of  Arrearage  will be equal to $0. No  Arrearages will be  securitized  within  this  transaction.  In the event that a mortgage  loan is liquidated  before the  Arrearage of such loan is reduced to zero,  the  Arrearage  may reduce the liquidation proceeds available for distribution to certificateholders.

 STATED PRINCIPAL BALANCE:                  For any Mortgage Loan as of any date of determination,  its principal balance as of the cut-off date after  application  of all scheduled  principal  payments due on or before the cut-off  date,  whether  received or not, plus any Deferred  Interest  added to the principal  balance of the Mortgage  Loans  pursuant to the terms of the Mortgage  Note,
                                            reduced   by  all   amounts   allocable   to   principal   that  are   distributed   to
                                            certificateholders  before the date of  determination,  and as  further  reduced to the extent that any Realized  Loss thereon has been  allocated  to any  certificate  before that date.

 RELIEF ACT SHORTFALLS:                    With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act, as amended, or any similar legislation or regulation.  Relief Act Shortfalls will be covered by available Excess
                                           Cash Flow, payments under the Yield Maintenance Agreement or Net Swap Payments in the
                                           current period only.  Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow, payments under the Yield
                                           Maintenance Agreement or Net Swap Payments in the current period will remain unpaid.
                                           Relief Act Shortfalls will be allocated on a pro rata basis among the Offered
                                           Certificates in accordance with the amount of accrued certificate interest that would have accrued absent these shortfalls.

 PREPAYMENT INTEREST SHORTFALL:            With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor.  Prepayment interest shortfall may be covered from eligible master servicing compensation, and to the extent not covered from eligible master servicing compensation, payments under the
                                           Yield Maintenance Agreement as described in clauses (3) and (4) under "Yield Maintenance
                                           Agreement", or net Swap payments as provided in clauses (3) and (4) under the "Swap
                                           Agreement".

 DEFERRED INTEREST:                        With respect to any Mortgage Loan providing for negative amortization, as of any date of determination, the amount, if any, by which the aggregate amount of interest accrued on such Mortgage Loan for such date of determination exceeds the monthly payment for such date of determination and which amount, pursuant to the terms of the related Mortgage
                                           Note, is added to the principal balance of such Mortgage Loan.

 DEFERRED INTEREST SHORTFALL:              With respect to any Class of the Class A and Class M Certificates and any Distribution
                                           Date for which Deferred Interest exists and upon which the accrued certificate interest on the Class A and Class M Certificates exceeds the available distribution amount on such Distribution Date, the lesser of (a) such excess and (b) the amount of such
                                           Deferred Interest.

 ELIGIBLE MASTER SERVICING COMPENSATION:   Prepayment Interest Shortfalls may be covered from master servicing compensation in the amount equal to the lesser of (i) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans on the immediately preceding Distribution Date and (ii) the reinvestment income received by the Master Servicer on amounts payable with respect to the mortgage loans for such Distribution Date.

 COUPON STEP UP:                           If Residential Funding Company, LLC or its designee does not exercise its right to purchase the remaining Mortgage Loans on the first possible Optional Termination Date, the margin on the Class A Certificates will increase to 2x the original margin and the margin for the Class M Certificates will increase to 1.5x the original margin on the second Distribution Date after the first possible Optional Termination Date.

 SWAP COUNTERPARTY TRIGGER EVENT:          An event of default under the swap agreement with respect to which the swap counterparty is a defaulting party (as defined in the swap agreement), a termination event under the swap agreement with respect to which the swap counterparty is the sole affected party
                                           (as defined in the swap agreement) or an additional termination event under the swap agreement with respect to which the swap counterparty is the sole affected party (as defined in the swap agreement).

 HOEPA:                                    None of the Mortgage Loans were subject to the Home Ownership and Equity Protection Act of 1994, referred to as the Homeownership Act or HOEPA.

 PROSPECTUS:                               The Class A and Class M Certificates will be offered pursuant to a base prospectus and a prospectus supplement (together, the "Prospectus").  Additional information with respect to the Class A and Class M Certificates and the Mortgage Loans is contained in the
                                           Prospectus.

CREDIT ENHANCEMENT

 A.  Subordination

                    Credit enhancement for the Class A-1 Certificates will include the subordination of the Class A-2 Certificates and the Class M Certificates. Credit enhancement for the Class A-2 Certificates will include the subordination of the  Class M  Certificates.  Credit  enhancement  for any Class M  Certificates  will  include  the Class M
                    Certificates  with a lower payment  priority and certain other  non-offered  certificates  as described in the
                    Prospectus.

 B.  Overcollateralization ("OC")

                     ------------------------------------------ --------------------
                     Initial (% Orig)                                  6.90%
                     OC Target (% Orig)                                6.90%
                     Stepdown OC Target (% Current)                   18.00%
                     OC Floor (% Orig)                                 0.50%
                     ------------------------------------------ --------------------

 C.  Excess Cash Flow

                    For any Distribution Date, Excess Cash Flow will equal the sum of (i) the excess of the available distribution amount  over the sum of (a) the  interest  distribution  amount  for the  certificates  and (b) the  Principal
                    Remittance Amount and (ii) any Overcollateralization Reduction Amount. Excess Cash Flow may be used to protect the Class A Certificates and Class M Certificates  against realized losses by making an additional  payment of principal to cover the amount of the  realized  losses or by  reimbursing  the  principal  portion of realized losses  incurred and  allocated to the Offered  Certificates  that remain  unreimbursed  by making  additional payment of  principal  to reach the  required  level of  overcollateralization  in the manner set forth in the excess cash flow waterfall.

                    In addition, up to 75% of the Excess Cash Flow as described herein will be used to make additional payments of principal to the Class M-4 Certificates in the manner set forth in the excess cash flow waterfall.

 EXPECTED CREDIT SUPPORT PERCENTAGE:        CLASS              RATING (S/M)           INITIAL CREDIT      AFTER STEP-DOWN SUPPORT
                                                                                         SUPPORT
                                           Class A              AAA / Aaa                 26.95%                   53.90%
                                          Class M-1             AA / Aa2                  19.30%                   38.60%
                                          Class M-2              A / A2                   12.75%                   25.50%
                                          Class M-3            BBB+ / Baa1                9.00%                    18.00%
                                          Class M-4            BBB / Baa2                 6.90%                    13.80%

                                      For any class of Offered Certificates, the initial credit support is the aggregate
                                      Certificate Principal Balance of all Offered Certificates subordinate to such class as a percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date,
                                      plus the initial Overcollateralization.

 SUBORDINATION PERCENTAGE:                         CLASS                         RATING (S/M)                 SUBORDINATION %
                                                  Class A                        AAA / Aaa                        46.10%
                                                 Class M-1                        AA / Aa2                        61.40%
                                                 Class M-2                         A / A2                         74.50%
                                                 Class M-3                      BBB+ / Baa1                       82.00%
                                                 Class M-4                       BBB / Baa2                       86.20%

 OVERCOLLATERALIZATION AMOUNT:        The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate Stated Principal Balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (ii) the sum of the aggregate Certificate Principal Balance of the Class A and Class M Certificates, as
                                      of such date, before taking into account the distributions of principal to be made on such
                                      Distribution Date.

                                      The Overcollateralization Amount will initially be approximately 6.90% of the Cut-off Date
                                      Principal Balance of the Mortgage Loans.

  REQUIRED OVERCOLLATERALIZATION     As of any distribution date, (a) if such distribution date is prior to the Stepdown Date, the
  AMOUNT:                            sum of approximately 6.90%  of the aggregate Cut-off Date Principal Balance of the Mortgage
                                     Loans and an amount by which the Certificate Principal Balance of the Class M-4 Certificates
                                     have been reduced by any payments from Excess Cash Flow pursuant to clause (9) under the heading "Excess Cash Flow Distributions" below, on any prior distribution dates, or (b) if such distribution date is on or after the Stepdown Date, the lesser of (i) the sum of (1)
                                     approximately 6.90%  of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and
                                     (2) the amount by which the Certificate Principal Balances of the Class M-4 Certificates have been reduced by any payments from Excess Cash Flow pursuant to clause (9) under the heading
                                     "Excess Cash Flow Distributions" below, on any prior distribution dates and (ii) the greater of (1) the excess of (x) approximately 18.00%  of the then current aggregate outstanding
                                     Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date over (y) the aggregate Class Certificate Balance of the Class M-4
                                     Certificates and (2) the Overcollateralization Floor.  Notwithstanding the foregoing, if a
                                     Trigger Event is in effect, the Required Overcollateralization Amount shall be an amount equal to the Required Overcollateralization Amount for the immediately preceding distribution date plus any amount by which the Certificate Principal Balances of the Class M-4 Certificates have been reduced by any payments of Excess Cash Flow pursuant to clause (9) under the heading
                                     "Excess Cash Flow Distributions" for the prior distribution date.

  OVERCOLLATERALIZATION FLOOR:       An amount equal to 0.50% of the Cut-off Date Principal Balance of the Mortgage Loans;
                                     provided, however, with respect to any Distribution Date on or after Distribution Date in
                                     September 2027, the "Overcollateralization Floor" with respect to such Distribution Date shall be the greater of (i) an amount equal to 0.50% of the Cut-off Date Principal Balance of the
                                     Mortgage Loans, or (ii) the sum of (a) the aggregate Stated Principal Balance of the Mortgage
                                     Loans for which the original term to maturity is 40 years before giving effect to distributions of principal to be made on such Distribution Date, and (b) 0.10% of the Cut-Off
                                     Date Balance.

  OVERCOLLATERALIZATION REDUCTION    With respect to any Distribution Date, the amount equal to the lesser of (a) the excess of the
  AMOUNT:                            Overcollateralization Amount over the Required Overcollateralization Amount for that
                                     Distribution Date and (b) the Principal Remittance Amount for that Distribution Date.

  OVERCOLLATERALIZATION INCREASE     With respect to any Distribution Date, an amount equal to the lesser of (1) the sum of (a) the
  AMOUNT:                            Excess Cash Flow available for payment of the Overcollateralization Increase Amount for that
                                     Distribution Date, as provided in clause (3) under the heading "Excess Cash Flow
                                     Distributions" below and (b) any available amounts as provided in clause (2) under the "Yield
                                     Maintenance Agreement" and clause (2) under the "Swap Agreement", and (2) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the
                                     Overcollateralization Amount for that Distribution Date.

  STEPDOWN DATE:                     The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in October 2010 (37th
                                     Distribution Date) and (y) the first Distribution Date on which the Senior Enhancement
                                     Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of principal to the holders of the Certificates) is equal to or greater than approximately 53.90%.

  SENIOR ENHANCEMENT PERCENTAGE:     On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate Certificate Principal Balance of the Class
                                     M Certificates immediately prior to that Distribution Date and (y) the Overcollateralization
                                     Amount, in each case prior to the distribution of the Principal Distribution Amount on such
                                     Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

  EXCESS CASH FLOW:                  For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Offered Certificates for that
                                     Distribution Date and (y) the Principal Remittance Amount for that Distribution Date and (b)
                                     any Overcollateralization Reduction Amount, if any, for that Distribution Date.

                                     Excess Cash Flow may be used, among other things, to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

 SIXTY-PLUS DELINQUENCY PERCENTAGE:  With respect to any distribution date, the fraction,  expressed as a percentage,  equal to (x)
                                     the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  that are 60 or more  days delinquent  in payment  of  principal  and  interest  for that  Distribution  Date,  including
                                     Mortgage Loans in foreclosure and REO, Mortgage Loans which were repurchased,  substituted for or for which a modification  to the related  mortgage note was made after the Cut-Off Date, in each case during the period which  includes the previous  twelve  Distribution  Dates over (y)
                                     the sum of (i) the  aggregate  Stated  Principal  Balance of all  Mortgage  Loans  immediately preceding that  distribution  date and (ii) the Mortgage Loans which were  repurchased  during the period which includes the previous twelve Distribution Dates.

 TRIGGER EVENT:                      A Trigger Event will be in effect for any  Distribution  Date on or after the Stepdown Date if
                                     EITHER of the following two events has occurred with respect to that Distribution Date:

                                    1.       the three-month average of the Sixty-Plus  Delinquency Percentage for such Distribution
                                                 Date and the preceding two  Distribution  Dates equals or exceeds  [29.68%] of the
                                                 Senior Enhancement Percentage for that Distribution Date;

                                    2.       on or after the  Distribution  Date in October 2009 the cumulative  realized  losses on the Mortgage  Loans as a percentage of the Cut-off Date  Principal  Balance of the
                                                 Mortgage Loans exceed the following amounts:
                                    --------------------------------------------------------------------------------------------------
                                                  Distribution Date                            Required Loss Percentage
                                    --------------------------------------------------------------------------------------------------
                                    October 2009 through September 2010          [1.90%] with respect to month 25, plus an
                                    (Distribution Dates 25 to 36)                additional 1/12 of [ 2.35%] for each month
                                                                                 thereafter
                                    --------------------------------------------------------------------------------------------------
                                    October 2010 through September 2011          [4.25%] with respect to month 37, plus an
                                    (Distribution Dates 37 to 48)                additional 1/12 of [2.50%] for each month thereafter
                                    --------------------------------------------------------------------------------------------------
                                    October 2011 through September 2012          [6.75%] with respect to month 49, plus an
                                    (Distribution Dates 49 to 60)                additional 1/12 of [1.50%] for each month thereafter
                                    --------------------------------------------------------------------------------------------------
                                    October 2012 through September 2013          [8.25%] with respect to month 61, plus an
                                    (Distribution Dates 61 to 72)                additional 1/12 of [0.50%] for each month thereafter
                                    --------------------------------------------------------------------------------------------------
                                    October 2013 and thereafter                  [8.75%]
                                    (Distribution Dates 73+)
                                    --------------------------------------------------------------------------------------------------

 YIELD MAINTENANCE AGREEMENT

  Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be distributed as follows:

 On any Distribution Date, to the extent not already covered by Excess Cash Flow, payments received by the trust under the Yield
 Maintenance Agreement will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

1.   as part of the Principal  Distribution Amount, to pay to the holders of the Offered  Certificates,  in the priority described under  "Principal  Distributions"  below, in reduction of their  Certificate  Principal  Balances,  the principal  portion of realized losses incurred on the Mortgage Loans for the preceding calendar month,  provided that if the Certificate  Principal
     Balance of the Class A-2 Certificates has been reduced to zero at a time when the Class A-1 Certificate  Principal Balance is greater than zero, all amounts  received by the trust under the Yield  Maintenance  Agreement  shall be paid to the Class A-1
     Certificates in reduction of their Certificate Principal Balance until the Overcollateralization Amount is equal to zero;

2.   to pay the holders of the Offered Certificates as part of the Principal  Distribution Amount, in the priority described under
     "Principal Distributions" below, any Overcollateralization Increase Amount;

3.   to pay the holders of the Offered  Certificates,  the amount of any Prepayment Interest Shortfalls allocated thereto for that
     Distribution Date, on a pro rata basis based on Prepayment Interest  Shortfalls  allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

4.   to pay to the  holders  of the  Offered  Certificates,  any  Prepayment  Interest  Shortfalls  remaining  unpaid  from  prior
     Distribution  Dates  together with  interest  thereon,  on a pro rata basis based on unpaid  prepayment  interest  shortfalls previously allocated thereto;

5.   to pay to the holders of the Class A Certificates on a pro-rata  basis,  and then to the Class M-1, Class M-2, Class M-3, and
     Class M-4  Certificates  in that  order of  priority,  the  amount of any Net WAC Cap Rate  Shortfall  Carry-Forward  Amounts
     remaining unpaid as of that Distribution Date;

6.   to pay to the holders of the Offered  Certificates,  the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

7.   to pay to the  holders  of the  Class  A-2  Certificates,  and then to the  Class  M-1,  Class  M-2,  Class M-3 and Class M-4
     Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

8.   to pay any swap termination payments owed to the swap counterparty due to a Swap Counterparty Trigger Event; and

9.   to pay any balance remaining as provided in the pooling and servicing agreement.

  SWAP AGREEMENT

On any  Distribution  Date,  net swap payments  received from the swap  counterparty  by the  supplemental  interest trust will be deposited by the trustee into the  Supplemental  Interest Trust account and, to the extent not already covered by Excess Cash Flow and payments received by the trust under the Yield Maintenance Agreement, will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

1.   as part of the Principal  Distribution Amount, to pay to the holders of the Offered  Certificates,  in the priority described under  "Principal  Distributions"  below, in reduction of their  Certificate  Principal  Balances,  the principal  portion of realized losses incurred on the Mortgage Loans for the preceding calendar month,  provided that if the Certificate  Principal
     Balance of the Class A-2 Certificates has been reduced to zero at a time when the Class A-1 Certificate  Principal Balance is greater than zero, all amounts  received by the  Supplemental  Interest  Trust under the Swap Agreement  shall be paid to the
     Class A-1 Certificates in reduction of their Certificate Principal Balance until the Overcollateralization Amount is equal to zero;

2.   to pay the holders of the Offered Certificates as part of the Principal  Distribution Amount, in the priority described under
     "Principal Distributions" below, any Overcollateralization Increase Amount;

3.   to pay the holders of Offered  Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated  thereto for that
     Distribution Date, on a pro rata basis based on Prepayment Interest  Shortfalls  allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

4.   to pay to the  holders  of the  Offered  Certificates,  any  Prepayment  Interest  Shortfalls  remaining  unpaid  from  prior
     Distribution  Dates  together with  interest  thereon,  on a pro rata basis based on unpaid  prepayment  interest  shortfalls previously allocated thereto;

5.   to pay to the holders of the Class A Certificates  on a pro-rata  basis,  and then to the Class M-1, Class M-2, Class M-3 and
     Class M-4  Certificates  in that  order of  priority,  the  amount of any Net WAC Cap Rate  Shortfall  Carry-Forward  Amounts
     remaining unpaid as of that Distribution Date;

6.   to pay to the holders of the Offered  Certificates,  the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

7.   to pay to the  holders  of the Class A-2  Certificates,  and then to the Class  M-1,  Class  M-2,  Class  M-3,  and Class M-4
     Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

8.   to pay any balance remaining as provided in the pooling and servicing agreement.

DISTRIBUTIONS

INTEREST DISTRIBUTIONS:

                    On each Distribution Date, accrued and unpaid interest (less any Prepayment Interest Shortfalls not covered by
                    Eligible Master Servicing Compensation,  any Relief Act Shortfalls or any Deferred Interest Shortfall) will be paid to the holders of Offered Certificates to the extent of the available distribution amount as described in the Prospectus in the following order of priority:

                                      1.       To the Class A Certificates, pro-rata;
                                      2.       To the Class M-1 Certificates;
                                      3.       To the Class M-2 Certificates;
                                      4.       To the Class M-3 Certificates; and
                                      5.       To the Class M-4 Certificates.

PRINCIPAL DISTRIBUTIONS:

                    On each Distribution Date, the Principal Distribution Amount will be distributed as follows:

                                      1.       To the Class A-1 and Class A-2 Certificates, sequentially, the Class A Principal
                                                   Distribution Amount until the Certificate Principal Balance of the Class A
                                                   Certificates is reduced to zero.
                                      2.       To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the
                                                   Certificate Principal Balance of the Class M-1 Certificates is reduced to zero;
                                      3.       To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the
                                                   Certificate Principal Balance of the Class M-2 Certificates is reduced to zero;
                                      4.       To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the
                                                   Certificate Principal Balance of the Class M-3 Certificates is reduced to zero;
                                                   and
                                      5.       To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the
                                                   Certificate Principal Balance of the Class M-4 Certificates is reduced to zero.

CAPITALIZATION REIMBURSEMENT AMOUNT:

                    With respect to any  Distribution  Date,  the amount of Advances or Servicing  Advances that were added to the outstanding  principal  balance of the Mortgage Loans during the preceding  calendar month on or prior to such distribution  date and for which the master  servicer or subservicer  is entitled to be  reimbursed,  plus the
                    Capitalization  Reimbursement  Shortfall Amount remaining  unreimbursed  from any prior  distribution date and reimbursed to the master  servicer or servicer on or prior to such  distribution  date. The master servicer or subservicer  will be entitled to be reimbursed for Capitalized  Reimbursement  Amounts only from the principal collections on the related Mortgage Loans.

CAPITALIZATION REIMBURSEMENT
SHORTFALL AMOUNT:

                    With  respect to any  Distribution  Date,  the amount,  if any,  by which the amount of Advances or  Servicing
                    Advances that were added to the principal  balance of the Mortgage  Loans during the preceding  calendar month exceeds  the  amount  of  principal  payments  on those  Mortgage  Loans  included  in the  related  Available
                    Distribution Amount for that distribution date. EXCESS CASH FLOW DISTRIBUTIONS:

                    On any Distribution Date, the Excess Cash Flow and subsequent  recoveries received by the Master Servicer with respect to any defaulted Mortgage Loan will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

                    1.   as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A-2  Certificates and
                         Class M Certificates,  in the priority described under "Principal  Distributions"  below, in reduction of their Certificate  Principal Balances,  the principal portion of realized losses previously  allocated to reduce the Certificate  Principal Balance of any class of Class A-2 or Class M Certificates and remaining unreimbursed,  but only to the extent of subsequent  recoveries for that Distribution Date, provided that if the Certificate  Principal  Balance of the Class A-2  Certificates  has been reduced to zero at a time when the Class A-1 Certificate Principal Balance is greater than zero, all Excess Cash Flow shall be paid
                         to  the  Class  A-1  Certificates  in  reduction  of  their  Certificate   Principal  Balance  until  the
                         Overcollateralization Amount is equal to zero;

                    2.   as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A-2  Certificates and
                         Class M Certificates,  in the priority described under "Principal  Distributions"  below, in reduction of their Certificate  Principal Balances,  the principal portion of realized losses incurred on the Mortgage
                         Loans for the preceding calendar month;

                    3.   to pay the  holders  of the  Class A  Certificates  and  Class M  Certificates  as part of the  Principal
                         Distribution   Amount,   in  the  priority   described  under   "Principal   Distributions"   below,  any
                         Overcollateralization Increase Amount;

                    4.   to pay the  holders  of Class A  Certificates  and Class M  Certificates,  the  amount of any  Prepayment
                         Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment
                         Interest  Shortfalls  allocated  thereto,  to the extent not  covered by the  Eligible  Master  Servicing
                         Compensation on that Distribution Date;

                    5.   to pay to the holders of the Class A  Certificates  and Class M  Certificates,  any  Prepayment  Interest
                         Shortfalls  remaining unpaid from prior Distribution Dates together with interest thereon,  on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

                    6.   to pay to the holders of the Class A Certificates on a pro-rata  basis,  and then to the Class M-1, Class
                         M-2, Class M-3, and Class M-4 Certificates in that order of priority,  the amount of any Net WAC Cap Rate
                         Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;

                    7.   to pay to the holders of the Class A Certificates and Class M Certificates,  the amount of any Relief Act
                         Shortfalls  allocated thereto,  on a pro rata basis based on Relief Act Shortfalls  allocated thereto for that Distribution Date;

                    8.   to pay to the holders of the Class A-2 Certificates, and then to the Class M-1, Class M-2, Class M-3, and
                         Class M-4 Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                    9.   to pay the holders of the Class M-4 Certificates, as principal, an amount equal to 75% of the Excess Cash
                         Flow  remaining  after  payment of  priorities  (1)  through  (8),  after  application  of the  Principal
                         Distribution Amount for that distribution date, until the Certificate  Principal Balance of the Class M-4
                         Certificates has been reduced to zero;

                    10.  to pay any swap termination  payments owed to the swap  counterparty due to a Swap  Counterparty  Trigger
                         Event; and

                    11.  to pay any balance remaining as provided in the pooling and servicing agreement.

PRINCIPAL REMITTANCE AMOUNT:

                    For any  Distribution  Date,  the sum of the following  amounts:  (i) the  principal  portion of all scheduled monthly  payments on the Mortgage Loans received or advanced with respect to the related due period;  (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal  adjustment as required in the pooling and servicing  agreement  during the preceding calendar month; and (iii) the principal portion of all other unscheduled  collections received on the Mortgage
                    Loans  during  the  preceding  calendar  month  including,  without  limitation,  full and  partial  principal prepayments  made by the  respective  mortgagors,  to the extent not  distributed  in the preceding  month but excluding subsequent recoveries.

PRINCIPAL DISTRIBUTION AMOUNT:

                    For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount (inclusive of any net swap payments and Yield  Maintenance  Agreement  payments received by the trustee on that distribution date) over (y) the Interest Distribution Amount and (b) the sum of the following amounts:

                    1.   the Principal Remittance Amount for the Mortgage Loans,

                    2.   the lesser of (a) subsequent  recoveries for that  Distribution Date and (b) the principal portion of any realized  losses  allocated  to Class  A-2 and  Class M  Certificates  on a prior  Distribution  Date and remaining unpaid;

                    3.   the sum of (I) the lesser of (a) the Excess Cash Flow for that Distribution  Date, to the extent not used in the clause (2) above on such  Distribution  Date, and (b) the principal portion of any realized losses incurred,  or deemed to have been incurred,  on any Mortgage  Loans in the calendar month  preceding that
                         Distribution  Date to the  extent  covered  by Excess  Cash  Flow for that  Distribution  Date;  (II) the principal portion of any Realized Losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that  Distribution Date to the extent covered by payments under the Yield
                         Maintenance  Agreement for that Distribution Date; and (III) the principal portion of any Realized Losses incurred,  or deemed to have been incurred,  on any Mortgage  Loans in the calendar month  preceding that
                         Distribution  Date to the extent covered by payments made by the swap  counterparty for that Distribution
                         Date; and

                    4.   the sum of (I) the lesser of (a) the Excess Cash Flow for that Distribution  Date, to the extent not used pursuant  to the clause (2) and clause  (3) above on such  Distribution  Date,  and (b) the amount of any
                         Overcollateralization  Increase Amount (provided for purposes of this clause,  the  Overcollateralization
                         Increase Amount will be calculated  without giving effect to the availability of the amounts described in clause (9) under the heading  "Excess Cash Flow  Distributions"  for that  Distribution  Date);  (II) the amount of any  Overcollateralization  Increase Amount for that Distribution Date to the extent covered by payments under the Yield Maintenance Agreement and (III) the amount of any Overcollateralization Increase
                         Amount for that Distribution Date to the extent covered by payments made by the swap counterparty;

                                           minus

                    5.   the amount of any Overcollateralization Reduction Amount for that Distribution Date;

                    6.   the amount of any Deferred  Interest paid out of principal  collections  as part of the related  Interest
                         Distribution Amount for that distribution date, as described under "Interest Distributions" above;

                    7.   any Capitalization Reimbursement Amount; and

                    8.   any net swap payments or Swap Termination  Payment not due to a Swap  Counterparty  Trigger Event owed to the swap  counterparty  to the extent not previously  paid from interest or principal  collections on the
                         Mortgage Loans.

                    In no event will the Principal  Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Balance of the Class A and Class M Certificates.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT:

                    With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a
                    Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution
                    Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal  Distribution Amount for that Distribution Date and (b) the excess, if any, of (x)
                    the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution
                    Date over (y) the lesser of (i) the  product of the  applicable  Subordination  Percentage  and the  aggregate
                    Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that
                    Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to the distributions to be made on such Distribution Date minus the Overcollateralization Floor.

CLASS M-1 PRINCIPAL DISTRIBUTION
AMOUNT:

                    With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a
                    Trigger Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that
                    Distribution  Date after  distribution  of the Class A Principal  Distribution  Amount or (ii) on or after the
                    Stepdown Date if a Trigger Event is not in effect for that Distribution  Date, the lesser of (a) the remaining
                    Principal  Distribution  Amount  for that  Distribution  Date  after  distribution  of the  Class A  Principal
                    Distribution  Amount and (b) the excess of (x) the sum of (i) the aggregate  Certificate  Principal Balance of the Class A Certificates,  after taking into account the payment of the Class A Principal  Distribution Amount for  that  Distribution  Date and (ii)  the  Certificate  Principal  Balance  of the  Class  M-1  Certificates
                    immediately  prior to that  Distribution  Date  over  (y) the  lesser  of (i) the  product  of the  applicable
                    Subordination  Percentage and the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (ii) the aggregate Stated Principal Balance of the
                    Mortgage  Loans  after  giving  effect  to  distributions  to be made  on that  Distribution  Date  minus  the
                    Overcollateralization Floor.

CLASS M-2 PRINCIPAL DISTRIBUTION
AMOUNT:

                    With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a
                    Trigger Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that
                    Distribution Date after distribution of the Class A Principal  Distribution Amount and the Class M-1 Principal
                    Distribution  Amount,  or (ii) on or after  the  Stepdown  Date if a Trigger  Event is not in effect  for that
                    Distribution Date, the lesser of (a) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of the Class A Principal  Distribution  Amount and the Class M-1  Principal  Distribution
                    Amount and (b) the excess of (x) the sum of (i) the  aggregate  Certificate  Principal  Balance of the Class A
                    Certificates  and Class M-1  Certificates,  after  taking  into  account  the payment of the Class A Principal
                    Distribution  Amount  and Class M-1  Principal  Distribution  Amount for that  Distribution  Date and (ii) the
                    Certificate  Principal Balance of the Class M-2 Certificates  immediately prior to that Distribution Date over
                    (y) the  lesser of (i) the  product  of the  applicable  Subordination  Percentage  and the  aggregate  Stated
                    Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution
                    Date  and (ii)  the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

 CLASS M-3 PRINCIPAL  DISTRIBUTION AMOUNT:

                    With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a
                    Trigger Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that
                    Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1 Principal
                    Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a
                    Trigger  Event is not in  effect  for that  Distribution  Date,  the  lesser  of (a) the  remaining  Principal
                    Distribution  Amount for that  Distribution  Date after  distribution  of the Class A  Principal  Distribution
                    Amount, the Class M-1 Principal  Distribution  Amount and the Class M-2 Principal  Distribution Amount and (b)
                    the excess of (x) the sum of (i) the  aggregate  Certificate  Principal  Balance of the Class A  Certificates,
                    Class M-1  Certificates  and Class M-2  Certificates,  after  taking  into  account the payment of the Class A
                    Principal  Distribution Amount, Class M-1 Principal  Distribution Amount, and Class M-2 Principal Distribution
                    Amount for that  Distribution  Date and (ii) the Certificate  Principal  Balance of the Class M-3 Certificates
                    immediately  prior to that  Distribution  Date  over  (y) the  lesser  of (i) the  product  of the  applicable
                    Subordination  Percentage and the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (ii) the aggregate Stated Principal Balance of the
                    Mortgage  Loans  after  giving  effect  to  distributions  to be made  on that  Distribution  Date  minus  the
                    Overcollateralization Floor.

CLASS M-4 PRINCIPAL DISTRIBUTION
AMOUNT:

                    With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a
                    Trigger Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that
                    Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1 Principal
                    Distribution  Amount,  the Class M-2 Principal  Distribution  Amount and the Class M-3 Principal  Distribution
                    Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2
                    Principal  Distribution  Amount and the Class M-3 Principal  Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate  Certificate  Principal Balance of the Class A Certificates,  Class M-1 Certificates,
                    Class M-2  Certificates  and Class M-3  Certificates,  after  taking  into  account the payment of the Class A
                    Principal  Distribution  Amount, Class M-1 Principal  Distribution  Amount,  Class M-2 Principal  Distribution
                    Amount  and Class M-3  Principal  Distribution  Amount  for that  Distribution  Date and (ii) the  Certificate
                    Principal  Balance of the Class M-4  Certificates  immediately  prior to that  Distribution  Date over (y) the lesser of (i) the product of the  applicable  Subordination  Percentage  and the  aggregate  Stated  Principal
                    Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and
                    (ii) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

ALLOCATION OF LOSSES:                 Any realized losses will be allocated in the following order of priority:

                                      1.       To Excess Cash Flow for the related Distribution Date;
                                      2.       To amounts available under the Yield Maintenance Agreement;
                                      3.       To Net Swap Payments received from the Swap Counterparty;
                                      4.       To the Overcollateralization Amount, until reduced to zero;
                                      5.       To the Class M-4 Certificates, until reduced to zero;
                                      6.       To the Class M-3 Certificates, until reduced to zero;
                                      7.       To the Class M-2 Certificates, until reduced to zero;
                                      8.       To the Class M-1 Certificates, until reduced to zero; and
                                      9.       To the Class A-2 Certificates, until reduced to zero.

                                           The Class A-1 Certificates will not be allocated any realized losses.

                                                      YIELD MAINTENANCE AGREEMENT

   On the  Closing  Date,  the  Trustee  will enter  into a Yield  Maintenance  Agreement  with HSBC Bank USA,  National  Association
   ("Counterparty")  for the benefit of the Class A and Class M Certificates.  On each  Distribution  Date in or after November 2007, payments  under the Yield  Maintenance  Agreement  will be made based on an amount equal to the lesser of (a) the notional  amount set  forth in the  table  below  and (b) the  outstanding  aggregate  Certificate  Principal  Balance  of the  Class A and Class M
   Certificates  immediately  preceding that  Distribution  Date. The Counterparty  will be obligated to make monthly payments to the
   Trustee when  one-month  LIBOR exceeds the strike rates set forth below  beginning  with the  Distribution  Date in November 2007.
   The Yield Maintenance Agreement will terminate after the Distribution Date in September 2013.

                                    NOTIONAL                               DISTRIBUTION       NOTIONAL
   PERIOD     DISTRIBUTION DATE    BALANCE ($)    STRIKE (%)    PERIOD         DATE          BALANCE ($)     STRIKE (%)
------------- ------------------ ---------------- ------------ ---------- ---------------- ---------------- --------------
     1          October 2007           N/A            N/A         37       October 2010     7,233,301.35       5.150%
     2          November 2007     1,274,897.32      5.851%        38       November 2010    7,217,123.36       5.155%
     3          December 2007     2,642,623.55      5.862%        39       December 2010    7,196,535.36       5.161%
     4          January 2008      4,064,131.16      5.538%        40       January 2011     7,154,697.12       5.168%
     5          February 2008     5,524,396.79      5.443%        41       February 2011    7,126,306.46       5.176%
     6           March 2008       6,961,144.15      5.212%        42        March 2011      7,094,218.74       5.186%
     7           April 2008       8,315,904.81      5.084%        43        April 2011      7,058,677.43       5.197%
     8            May 2008        9,553,593.41      4.939%        44         May 2011       7,019,913.78       5.210%
     9            June 2008       10,731,805.12     4.821%        45         June 2011      6,978,147.27       5.224%
     10           July 2008       11,713,761.67     4.877%        46         July 2011      6,910,620.41       5.241%
     11          August 2008      12,705,474.76     4.820%        47        August 2011     6,842,705.42       5.259%
     12        September 2008     13,616,808.84     4.776%        48      September 2011    6,771,535.82       5.280%
     13         October 2008      14,440,899.91     4.738%        49       October 2011     6,721,349.55       5.302%
     14         November 2008     15,236,568.91     4.704%        50       November 2011    6,634,951.19       5.324%
     15         December 2008     16,018,389.15     4.677%        51       December 2011    6,509,051.92       5.345%
     16         January 2009      16,445,654.98     4.658%        52       January 2012     6,145,070.64       5.364%
     17         February 2009     15,186,215.84     4.647%        53       February 2012    5,596,186.42       5.382%
     18          March 2009       10,647,672.45     4.643%        54        March 2012      5,411,115.75       5.399%
     19          April 2009       10,335,228.11     4.646%        55        April 2012      5,348,193.06       5.413%
     20           May 2009        10,631,273.39     4.656%        56         May 2012       5,313,680.92       5.426%
     21           June 2009       10,817,891.09     4.672%        57         June 2012      5,277,613.41       5.437%
     22           July 2009       10,867,707.61     4.695%        58         July 2012      5,240,055.16       5.446%
     23          August 2009      10,955,366.75     4.723%        59        August 2012     5,201,122.92       5.452%
     24        September 2009     11,023,188.00     4.756%        60      September 2012    5,160,906.01       5.456%
     25         October 2009      10,895,841.49     4.794%        61       October 2012     5,119,490.24       5.458%
     26         November 2009     10,933,016.93     4.834%        62       November 2012    5,076,951.38       5.460%
     27         December 2009     10,767,044.06     4.875%        63       December 2012    5,033,374.35       5.463%
     28         January 2010      10,559,206.57     4.916%        64       January 2013     4,988,835.09       5.467%
     29         February 2010     8,884,357.09      4.956%        65       February 2013    4,943,406.54       5.471%
     30          March 2010       7,341,574.89      4.994%        66        March 2013      4,897,158.67       5.476%
     31          April 2010       7,316,492.19      5.030%        67        April 2013      4,850,158.48       5.483%
     32           May 2010        7,267,296.79      5.063%        68         May 2013       4,802,470.32       5.490%
     33           June 2010       7,277,870.75      5.091%        69         June 2013      4,754,155.77       5.498%
     34           July 2010       7,264,201.36      5.115%        70         July 2013      4,705,273.87       5.508%
     35          August 2010      7,250,978.59      5.133%        71        August 2013     4,655,799.28       5.519%
     36        September 2010     7,244,691.28      5.144%        72      September 2013    4,605,857.26       5.531%

                                                            SWAP AGREEMENT

 On the Closing Date, the Supplemental  Interest Trust Trustee on behalf of a trust ("Supplemental  Interest Trust") will enter into a
 Swap  Agreement  with HSBC Bank USA,  National  Association  (the  "Swap  Counterparty")  for the  benefit of the Class A and Class M
 Certificates.  The Swap Agreement will have an initial  notional amount of approximately  $263,772,444.17.  Under the Swap Agreement, on each  Distribution  Date in or after  October  2007(i)  the  Supplemental  Interest  Trust shall be  obligated  to pay to the Swap
 Counterparty  an amount equal to [4.71]% per annum on a notional  amount equal to the lesser of (a) the notional  amount set forth in the table below and (b) the outstanding aggregate  Certificate Principal Balance of the Class A and Class M Certificates  immediately preceding that Distribution  Date and (ii) the Supplemental  Interest Trust will be entitled to receive from the Swap Counterparty an amount equal to  One-Month  LIBOR on a notional  amount  equal to the lesser of (a) the notional  amount set forth in the table below and (b) the outstanding aggregate  Certificate  Principal Balance of the Class A and Class M Certificates  immediately preceding that
 Distribution  Date, in each case as accrued  during the related swap accrual  period,  until the swap is retired.  The Swap Agreement will terminate after the  Distribution  Date in September 2013. Only the net amount of the two obligations  above will be paid by the appropriate  party.  Upon early  termination of the Swap Agreement,  the Supplemental  Interest Trust or the Swap Counterparty may be
 liable to make a  termination  payment (the "Swap  Termination  Payment") to the other  party,  regardless  of which party caused the termination.  The Swap  Termination  Payment will be computed in accordance with the procedures set forth in the Swap  Agreement.  In the event that the  Supplemental  Interest  Trust is required to make a Swap  Termination  Payment,  that payment will be paid on the
 related   Distribution   Date,  and  on  any  subsequent   Distribution   Dates  until  paid  in  full,  prior  to  distributions  to
 Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event).

 Amounts payable by the  Supplemental  Interest Trust in respect of net swap payments and Swap  Termination  Payments (other than Swap
 Termination  Payments  resulting from a Swap Counterparty  Trigger Event) will be deducted from available funds before  distributions to the holders of the Class A Certificates and Class M Certificates.  On each Distribution  Date, such amounts will be distributed by the Supplemental  Interest Trust to the swap counterparty,  first to make any net swap payment owed to the swap counterparty pursuant to the swap agreement for such  Distribution  Date, and second to make any Swap  Termination  Payment not due to a Swap  Counterparty
 Trigger Event owed to the swap counterparty  pursuant to the swap agreement.  Payments by the Supplemental Interest Trust to the swap counterparty  in respect of any Swap  Termination  Payment  triggered  by a Swap  Counterparty  Trigger  Event  pursuant  to the swap agreement will be  subordinated  to  distributions  to the holders of the Class A Certificates  and Class M Certificates  and will be paid by the Supplemental Interest Trust to the swap counterparty as set forth in the pooling and servicing agreement.

                                                        SWAP AGREEMENT (CONT'D)

                                     NOTIONAL                                         NOTIONAL
   PERIOD     DISTRIBUTION DATE     BALANCE ($)      PERIOD    DISTRIBUTION DATE     BALANCE ($)
------------- ------------------- ---------------- ----------- ------------------- ----------------
     1           October 2007      263,772,444.17      38        November 2010       30,622,786.23
     2          November 2007      256,893,736.90      39        December 2010       29,729,959.66
     3          December 2007      249,462,084.08      40         January 2011       28,836,944.17
     4           January 2008      241,477,861.82      41        February 2011       27,998,975.45
     5          February 2008      233,330,369.41      42          March 2011        27,186,404.97
     6            March 2008       225,126,636.14      43          April 2011        26,398,409.96
     7            April 2008       217,143,462.00      44           May 2011         25,634,196.65
     8             May 2008        209,258,502.48      45          June 2011         24,892,999.23
     9            June 2008        201,801,651.28      46          July 2011         24,141,299.40
     10           July 2008        193,502,644.84      47         August 2011        23,415,703.65
     11          August 2008       186,422,743.73      48        September 2011      22,711,053.91
     12         September 2008     179,505,082.70      49         October 2011       22,059,132.09
     13          October 2008      172,711,122.94      50        November 2011       21,381,390.15
     14         November 2008      166,196,851.17      51        December 2011       20,675,261.33
     15         December 2008      159,361,951.50      52         January 2012       19,687,240.52
     16          January 2009      147,196,883.11      53        February 2012       18,498,086.06
     17         February 2009      121,400,878.78      54          March 2012        17,805,041.91
     18           March 2009        81,537,447.21      55          April 2012        17,285,911.34
     19           April 2009        72,937,755.68      56           May 2012         16,818,034.94
     20            May 2009         69,504,392.15      57          June 2012         16,362,705.91
     21           June 2009         66,741,184.69      58          July 2012         15,918,774.62
     22           July 2009         64,218,486.58      59         August 2012        15,486,777.17
     23          August 2009        62,005,910.86      60        September 2012      15,066,394.45
     24         September 2009      59,887,663.90      61         October 2012       14,657,315.90
     25          October 2009       57,336,617.86      62        November 2012       14,259,128.00
     26         November 2009       55,397,850.75      63        December 2012       13,871,654.61
     27         December 2009       53,018,632.31      64         January 2013       13,494,609.08
     28          January 2010       50,662,957.34      65        February 2013       13,127,712.38
     29         February 2010       44,621,685.82      66          March 2013        12,770,692.90
     30           March 2010        39,237,612.65      67          April 2013        12,423,286.36
     31           April 2010        37,953,123.95      68           May 2013         12,085,235.47
     32            May 2010         36,668,192.75      69          June 2013         11,756,289.83
     33           June 2010         35,589,757.17      70          July 2013         11,436,205.72
     34           July 2010         34,506,620.40      71         August 2013        11,123,988.76
     35          August 2010        33,469,069.02      72        September 2013      10,820,150.19
     36         September 2010      32,490,655.41
     37          October 2010       31,542,223.42

                                                        THE MORTGAGE LOANS

================================== ====================== ====================== ======================
Aggregate Current Principal
Balance                                                       $320,208,912
Aggregate Original Principal
Balance                                                       $324,608,106
Number of Mortgage Loans                                          1,613

================================== ====================== ====================== ======================
                                        AVERAGE(1)               MINIMUM                MAXIMUM
Original Principal Balance               $201,245                $15,000              $1,560,000
Current Principal Balance                $198,518                $3,731               $1,522,404
---------------------------------- ---------------------- ---------------------- ----------------------
                                   WEIGHTED AVERAGE (2)          MINIMUM                MAXIMUM
Original Term (mos)                         357                    120                    480
Stated Remaining Term (mos)                 342                     7                     472
Loan Age (mos)                              16                      4                     113
Current Interest Rate                     8.565%                 2.500%                 16.500%
Original Loan-to-Value                    83.28%                 28.00%                 131.00%
Current Loan-to-Value (3)                 82.59%                  4.00%                 119.00%
Credit Score                                661                    580                    816

================================== ====================== ====================== ======================
                                          EARLIEST                LATEST
Maturity Date                         April 1st, 2008       January 1st, 2047

                                                                                    % OF PRINCIPAL
                                      NUMBER OF LOANS       PRINCIPAL BALANCE           BALANCE
Fully Amortizing                           1,140              $167,658,352              52.36%
Balloon                                     327                $98,704,467              30.83%
Interest Only                               139                $50,955,949              15.91%
Negative Amortization                        9                 $3,333,804                1.04%

Modified Loans                              16                 $2,628,062                0.82%
Loans with DTI Greater Than 60%             14                 $3,174,653.               0.99%

                                      % OF PRINCIPAL
DELINQUENCY STATUS                        BALANCE
Current                                    100%
================================== ====================== ====================== ======================

1)   Sum of Principal Balance divided by total number of loans.
2)   Weighted by Current Principal Balance.
3)   In the above Summary Table and the following mortgage loan tables, the current loan-to-value ratio has been calculated based on the current principal balance of the relevant combined first lien divided by the original appraised value of the relevant property as indicated in the loan file rounded up to the nearest dollar.

     CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS

 -------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
                                                                                                     WEIGHTED    WEIGHTED    WEIGHTED
                                                                                        AVERAGE      AVERAGE     AVERAGE     AVERAGE
RANGE OF                                 NUMBER OF      PRINCIPAL      PERCENTAGE OF   PRINCIPAL      CREDIT     ORIGINAL   SEASONING
CREDIT SCORES                            MORTGAGE        BALANCE         MORTGAGE       BALANCE       SCORE         LTV      (MONTHS)
                                           LOANS                           LOANS
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 580 - 599                                      120        17,426,471          5.44%       145,221         591       83.87          28
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 600 - 619                                      240        47,974,688         14.98%       199,895         610       84.93          16
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 620 - 639                                      309        58,936,479         18.41%       190,733         629       82.09          15
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 640 - 659                                      273        55,909,872         17.46%       204,798         650       85.59          15
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 660 - 679                                      224        45,066,180         14.07%       201,188         670       83.98          14
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 680 - 699                                      159        31,378,495          9.80%       197,349         688       83.70          15
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 700 - 719                                      118        22,547,046          7.04%       191,077         708       82.25          16
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 720 - 739                                       61        14,960,433          4.67%       245,253         728       83.17          13
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 740 - 759                                       49        11,538,001          3.60%       235,469         748       75.85          16
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 760 or greater                                  60        14,471,247          4.52%       241,187         779       77.68          14
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
TOTAL:                                        1,613       320,208,912        100.00%       198,518         661       83.28          16
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
*For substantially all of the Mortgage Loans, the Credit Score was updated prior to cut-off date.

As of the cut-off date, the weighted average Credit Score of the Mortgage Loans will be approximately 661.

     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
                                                                                                         WEIGHTED    WEIGHTED    WEIGHTED
                                                                                           AVERAGE        AVERAGE    AVERAGE     AVERAGE
     RANGE OF ORIGINAL MORTGAGE    NUMBER OF       PRINCIPAL        PERCENTAGE OF         PRINCIPAL       CREDIT     ORIGINAL   SEASONING
     LOAN PRINCIPAL BALANCES       MORTGAGE         BALANCE         MORTGAGE LOANS         BALANCE         SCORE       LTV       (MONTHS)
                                     LOANS
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $    50,000 or less                   134         5,007,559               1.56%             37,370        658       78.36          55
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $    50,001 -   $ 100,000             430        30,740,057               9.60%             71,489        651       82.21          40
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  100,001 -   $ 150,000              279        33,573,295              10.48%            120,334        656       85.26          26
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  150,001 -   $ 200,000              207        36,035,198              11.25%            174,083        652       83.90          16
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  200,001 -   $ 250,000              150        33,826,511              10.56%            225,510        663       85.12          11
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  250,001 -   $ 300,000              100        26,809,477               8.37%            268,095        658       82.58          12
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  300,001 -   $ 350,000               61        19,600,618               6.12%            321,322        666       82.32           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  350,001 -   $ 400,000               63        23,485,901               7.33%            372,792        657       87.33           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  400,001 -   $ 450,000               32        13,462,094               4.20%            420,690        661       83.79          11
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  450,001 -   $ 500,000               40        18,925,004               5.91%            473,125        671       84.65           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  500,001 -   $ 550,000               34        17,854,682               5.58%            525,138        674       80.50           8
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  550,001 -   $ 600,000               24        13,805,737               4.31%            575,239        647       85.79           7
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  600,001 -   $ 650,000               12         7,502,131               2.34%            625,178        674       82.61           7
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  650,001 -   $ 700,000               11         7,308,745               2.28%            664,431        680       78.00           8
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  700,001 -   $ 750,000                8         5,771,045               1.80%            721,381        642       85.02           8
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  750,001 -   $ 800,000                9         6,997,216               2.19%            777,468        695       83.76           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  800,001 -   $ 850,000                3         2,461,386               0.77%            820,462        631       81.48           7
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  850,001 -   $ 900,000                5         4,407,873               1.38%            881,575        623       85.36           8
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  900,001 -   $ 950,000                1           937,723               0.29%            937,723        608       78.00           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  950,001 -   $ 1,000,000              5         4,811,977               1.50%            962,395        686       80.41          10
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,000,001 - $ 1,050,000               1         1,026,067               0.32%          1,026,067        621       58.00           6
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,350,001 - $ 1,400,000               1         1,400,000               0.44%          1,400,000        743       59.00           7
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,400,001 - $ 1,450,000               1         1,436,209               0.45%          1,436,209        658       64.00          11
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,450,001 - $ 1,500,000               1         1,500,000               0.47%          1,500,000        730       78.00          12
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,550,001 - $ 1,600,000               1         1,522,404               0.48%          1,522,404        706       65.00          12
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     TOTAL:                              1,613       320,208,911             100.00%            198,518        661       83.28          16
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------

CURRENT  MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
                                                                                                         WEIGHTED    WEIGHTED    WEIGHTED
                                                                                             AVERAGE      AVERAGE    AVERAGE     AVERAGE
RANGE OF CURRENT MORTGAGE          NUMBER OF       PRINCIPAL           PERCENTAGE OF        PRINCIPAL     CREDIT     ORIGINAL   SEASONING
LOAN PRINCIPAL BALANCES            MORTGAGE         BALANCE           MORTGAGE LOANS         BALANCE       SCORE       LTV       (MONTHS)
                                     LOANS
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$    50,000 or less                        161         6,206,308                    1.94%        38,548        659       78.22          55
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$    50,001 -   $ 100,000                  427        31,747,582                    9.91%        74,350        651       82.29          40
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  100,001 -   $ 150,000                   262        32,192,219                   10.05%       122,871        656       85.53          25
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  150,001 -   $ 200,000                   203        35,517,704                   11.09%       174,964        652       83.93          16
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  200,001 -   $ 250,000                   150        34,031,759                   10.63%       226,878        665       84.72          12
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  250,001 -   $ 300,000                   100        27,192,957                    8.49%       271,930        657       83.34          11
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  300,001 -   $ 350,000                    59        19,052,680                    5.95%       322,927        666       81.98           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  350,001 -   $ 400,000                    64        23,934,605                    7.47%       373,978        658       87.12          11
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  400,001 -   $ 450,000                    32        13,516,392                    4.22%       422,387        663       83.80           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  450,001 -   $ 500,000                    39        18,570,586                    5.80%       476,169        670       84.63           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  500,001 -   $ 550,000                    32        16,800,305                    5.25%       525,010        668       80.53           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  550,001 -   $ 600,000                    26        14,960,927                    4.67%       575,420        650       85.74           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  600,001 -   $ 650,000                    13         8,135,983                    2.54%       625,845        683       79.46           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  650,001 -   $ 700,000                    10         6,776,704                    2.12%       677,670        668       81.01           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  700,001 -   $ 750,000                     8         5,819,800                    1.82%       727,475        659       84.76           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  750,001 -   $ 800,000                     8         6,248,759                    1.95%       781,095        692       83.85           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  800,001 -   $ 850,000                     3         2,461,386                    0.77%       820,462        631       81.48           7
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  850,001 -   $ 900,000                     5         4,407,873                    1.38%       881,575        623       85.36           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  900,001 -   $ 950,000                     2         1,882,566                    0.59%       941,283        672       79.00          13
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  950,001 -   $ 1,000,000                   4         3,867,135                    1.21%       966,784        674       80.51           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,000,001 - $ 1,050,000                    1         1,026,067                    0.32%     1,026,067        621       58.00           6
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,350,001 - $ 1,400,000                    1         1,400,000                    0.44%     1,400,000        743       59.00           7
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,400,001 - $ 1,450,000                    1         1,436,209                    0.45%     1,436,209        658       64.00          11
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,450,001 - $ 1,500,000                    1         1,500,000                    0.47%     1,500,000        730       78.00          12
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,550,001 or greater                       1         1,522,404                    0.48%     1,522,404        706       65.00          12
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
TOTAL:                                   1,613       320,208,911                  100.00%       198,518        661       83.28          16
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------

               NET MORTGAGE RATES OF THE MORTGAGE LOANS

               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                                                                                                                        WEIGHTED    WEIGHTED    WEIGHTED
                                                                                                            AVERAGE      AVERAGE    AVERAGE      AVERAGE
               RANGE OF                           NUMBER OF        PRINCIPAL          PERCENTAGE OF        PRINCIPAL     CREDIT     ORIGINAL    SEASONING
               NET MORTGAGE RATES (%)          MORTGAGE LOANS       BALANCE          MORTGAGE LOANS         BALANCE       SCORE       LTV       (MONTHS)
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 2.4999% or less                             1          464,590                    0.15%       464,590        776       80.00           12
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 4.5000% - 4.9999%                           4          760,298                    0.24%       190,075        696       78.38            8
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 5.0000% - 5.4999%                          33       11,390,351                    3.56%       345,162        697       75.71            7
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 5.5000% - 5.9999%                          46       17,472,915                    5.46%       379,846        701       74.89            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 6.0000% - 6.4999%                         131       43,791,066                   13.68%       334,283        675       79.85            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 6.5000% - 6.9999%                         109       31,875,340                    9.95%       292,434        663       82.10            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 7.0000% - 7.4999%                         187       52,938,111                   16.53%       283,092        652       83.47            8
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 7.5000% - 7.9999%                         125       31,538,117                    9.85%       252,305        654       87.34            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 8.0000% - 8.4999%                         138       32,266,486                   10.08%       233,815        661       88.53            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 8.5000% - 8.9999%                          93       19,768,667                    6.17%       212,566        648       88.30            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 9.0000% - 9.4999%                          83       16,378,186                    5.11%       197,328        651       89.56           11
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 9.5000% - 9.9999%                          44        6,115,614                    1.91%       138,991        638       89.24           19
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               10.0000% - 10.4999%                          58        6,821,490                    2.13%       117,612        656       82.98           34
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               10.5000% - 10.9999%                          50        6,609,311                    2.06%       132,186        634       83.50           42
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               11.0000% - 11.4999%                          81        9,094,051                    2.84%       112,272        644       77.77           43
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               11.5000% - 11.9999%                          90        7,777,671                    2.43%        86,419        655       80.25           53
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               12.0000% - 12.4999%                          94        7,419,817                    2.32%        78,934        656       80.28           51
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               12.5000% - 12.9999%                          96        7,673,149                    2.40%        79,929        643       82.42           52
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               13.0000% - 13.4999%                          74        5,205,630                    1.63%        70,346        648       81.30           54
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               13.5000% - 13.9999%                          38        2,759,866                    0.86%        72,628        637       82.66           56
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               14.0000% - 14.4999%                          26        1,413,852                    0.44%        54,379        646       80.82           56
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               14.5000% - 14.9999%                           4          251,222                    0.08%        62,805        621       85.38           56
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               15.0000% - 15.4999%                           7          383,272                    0.12%        54,753        629       80.85           57
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               16.0000% - 16.4999%                           1           39,838                    0.01%        39,838        698       90.00           56
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               TOTAL:                                    1,613      320,208,912                  100.00%       198,518        661       83.28           16
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               As of the Cut-off Date, the weighted average Net Mortgage Rate of the Mortgage Loans will be approximately 8.0893% per annum.

MORTGAGE RATES OF THE MORTGAGE LOANS

--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
                                                                                                      WEIGHTED    WEIGHTED     WEIGHTED
                                                                                          AVERAGE     AVERAGE      AVERAGE     AVERAGE
RANGE OF                                  NUMBER OF       PRINCIPAL     PERCENTAGE OF    PRINCIPAL     CREDIT     ORIGINAL    SEASONING
MORTGAGE RATES (%)                      MORTGAGE LOANS     BALANCE      MORTGAGE LOANS    BALANCE      SCORE         LTV       (MONTHS)
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  2.5000% - 2.9999%                                  1         464,590           0.15%      464,590         776       80.00%          12
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  5.0000% - 5.4999%                                  4         760,298           0.24%      190,075         696        78.38           8
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  5.5000% - 5.9999%                                 34      11,476,824           3.58%      337,554         697        75.86           8
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  6.0000% - 6.4999%                                 49      19,218,384           6.00%      392,212         700        74.00           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  6.5000% - 6.9999%                                135      44,853,549          14.01%      332,249         675        80.29           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  7.0000% - 7.4999%                                105      31,062,876           9.70%      295,837         664        81.94           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  7.5000% - 7.9999%                                190      52,499,602          16.40%      276,314         651        83.95           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  8.0000% - 8.4999%                                124      31,710,541           9.90%      255,730         659        87.05           8
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  8.5000% - 8.9999%                                142      32,609,037          10.18%      229,641         656        89.37           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  9.0000% - 9.4999%                                 86      18,491,818           5.77%      215,021         648        87.64           8
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  9.5000% - 9.9999%                                 80      15,496,607           4.84%      193,708         649        89.35          10
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
10.0000% - 10.4999%                                 48       6,515,629           2.03%      135,742         639        88.39          21
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
10.5000% - 10.9999%                                 64       7,807,056           2.44%      121,985         655        83.01          36
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
11.0000% - 11.4999%                                 45       5,622,286           1.76%      124,940         635        83.96          41
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
11.5000% - 11.9999%                                 95      10,525,383           3.29%      110,794         647        78.58          44
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
12.0000% - 12.4999%                                 88       7,805,672           2.44%       88,701         656        79.71          53
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
12.5000% - 12.9999%                                 82       5,962,335           1.86%       72,711         649        80.44          50
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
13.0000% - 13.4999%                                101       8,247,204           2.58%       81,655         642        82.52          53
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
13.5000% - 13.9999%                                 70       4,628,836           1.45%       66,126         651        81.38          54
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
14.0000% - 14.4999%                                 37       2,585,242           0.81%       69,871         636        80.67          56
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
14.5000% - 14.9999%                                 21       1,190,809           0.37%       56,705         643        82.26          56
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
15.0000% - 15.4999%                                  4         251,222           0.08%       62,805         621        85.38          56
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
15.5000% - 15.9999%                                  7         383,272           0.12%       54,753         629        80.85          57
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
16.5000% - 16.9999%                                  1          39,838           0.01%       39,838         698        90.00          56
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
TOTAL:                                           1,613     320,208,912         100.00%      198,518         661        83.28          16
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans will be approximately 8.5655% per annum.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
                                                                                             WEIGHTED      WEIGHTED    WEIGHTED
                                                                                AVERAGE       AVERAGE      AVERAGE      AVERAGE
RANGE OF ORIGINAL               NUMBER OF      PRINCIPAL      PERCENTAGE OF    PRINCIPAL      CREDIT       ORIGINAL    SEASONING
LOAN-TO-VALUE RATIOS (%)        MORTGAGE        BALANCE      MORTGAGE LOANS     BALANCE        SCORE         LTV       (MONTHS)
                                  LOANS
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   50.00% or less                       38        5,327,870            1.66%      140,207            701       43.89           21
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   50.01% -  55.00%                     28        4,092,481            1.28%      146,160            672       53.18           27
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   55.01% -  60.00%                     30        6,819,308            2.13%      227,310            674       58.42           16
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   60.01% -  65.00%                     40        9,758,057            3.05%      243,951            673       64.16           14
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   65.01% -  70.00%                     53        8,892,418            2.78%      167,781            656       68.90           20
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   70.01% -  75.00%                     98       16,337,720            5.10%      166,711            655       73.81           24
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   75.01% -  80.00%                    512      112,010,470           34.98%      218,770            667       79.71           15
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   80.01% -  85.00%                    185       34,030,674           10.63%      183,950            652       84.21           18
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   85.01% -  90.00%                    302       53,998,141           16.86%      178,802            651       89.69           18
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   90.01% -  95.00%                    147       32,300,628           10.09%      219,732            654       94.83           14
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   95.01% - 100.00%                    164       34,074,258           10.64%      207,770            661       99.84            8
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
 100.01% - 125.00%                      15        2,465,963            0.77%      164,398            659      104.76           12
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
 125.01% or greater                      1          100,923            0.03%      100,923            718      131.00           20
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
TOTAL:                               1,613      320,208,912          100.00%      198,518            661       83.28           16
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
The weighted average loan-to-value ratio at origination of the Mortgage Loans will be approximately 83.28%.

CURRENT LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
                                                                                             WEIGHTED      WEIGHTED    WEIGHTED
                                                                                AVERAGE       AVERAGE      AVERAGE     AVERAGE
RANGE OF CURRENT                NUMBER OF     PRINCIPAL       PERCENTAGE OF    PRINCIPAL      CREDIT       ORIGINAL   SEASONING
LOAN-TO-VALUE RATIOS (%)        MORTGAGE       BALANCE       MORTGAGE LOANS     BALANCE        SCORE         LTV       (MONTHS)
                                  LOANS
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   50.00% or less                      55        $6,142,848            1.92%     $111,688            702      46.36%          27
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   50.01% -  55.00%                    32         4,389,267             1.37      137,165            667       54.26          27
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   55.01% -  60.00%                    29         6,599,676             2.06      227,575            671       58.82          15
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   60.01% -  65.00%                    47        10,644,124             3.32      226,471            670       65.00          16
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   65.01% -  70.00%                    59        10,265,055             3.21      173,984            663       70.81          23
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   70.01% -  75.00%                   114        18,117,008             5.66      158,921            657       74.91          23
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   75.01% -  80.00%                   492       108,549,886            33.90      220,630            665       79.84          15
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   80.01% -  85.00%                   186        35,147,476            10.98      188,965            656       84.39          17
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   85.01% -  90.00%                   280        52,236,476            16.31      186,559            651       89.77          16
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   90.01% -  95.00%                   139        31,475,951             9.83      226,446            653       94.86          13
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   95.01% - 100.00%                   165        34,148,409            10.66      206,960            661       99.85           9
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
 100.01% - 125.00%                     15         2,492,735             0.78      166,182            658      105.81          10
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
TOTAL:                              1,613       320,208,912          100.00%      198,518            661       83.28          16
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
The weighted average current loan-to-value ratio of the Mortgage Loans will be approximately 82.59%.

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (1)

-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
                                                                                             WEIGHTED     WEIGHTED    WEIGHTED
                                                                                AVERAGE      AVERAGE      AVERAGE     AVERAGE
                             NUMBER OF        PRINCIPAL      PERCENTAGE OF     PRINCIPAL      CREDIT      ORIGINAL   SEASONING
GEOGRAPHIC DISTRIBUTIONS   MORTGAGE LOANS      BALANCE       MORTGAGE LOANS     BALANCE       SCORE         LTV       (MONTHS)
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Alabama                                27       $2,201,110             0.69%       81,523           652       84.03          43
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Arizona                                34        8,337,205             2.60%      245,212           656       84.28          12
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Arkansas                               13        1,189,753             0.37%       91,519           659       86.76          43
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
California                            149       59,439,951            18.56%      398,926           666       81.96           9
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Colorado                               28        4,467,664             1.40%      159,559           673       83.51          28
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Connecticut                            21        5,807,687             1.81%      276,557           675       89.13          12
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Delaware                                6        1,248,959             0.39%      208,160           652       86.75          17
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Florida                               174       36,086,002            11.27%      207,391           666       83.84          12
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Georgia                                67       11,047,738             3.45%      164,892           650       84.31          19
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Hawaii                                 23       10,763,707             3.36%      467,987           680       75.45           8
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Idaho                                   5        1,508,755             0.47%      301,751           637       81.39          16
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Illinois                               99       17,557,445             5.48%      177,348           653       83.39          13
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Indiana                                56        5,145,396             1.61%       91,882           655       90.03          30
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Iowa                                   14        1,029,258             0.32%       73,518           641       80.29          37
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Kansas                                  4          246,974             0.08%       61,743           661       77.25          58
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Kentucky                               16        1,723,396             0.54%      107,712           657       89.61          32
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Louisiana                              31        3,873,047             1.21%      124,937           667       86.62          26
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Maine                                   3          450,805             0.14%      150,268           697       82.48          18
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Maryland                               44       14,258,287             4.45%      324,052           645       84.90           8
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Massachusetts                          15        4,958,712             1.55%      330,581           697       84.30          11
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Michigan                               96        9,553,447             2.98%       99,515           653       83.99          33
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Minnesota                              26        4,199,332             1.31%      161,513           645       81.88          31
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Mississippi                            21        1,525,027             0.48%       72,620           635       83.11          31
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Missouri                               18        1,520,074             0.47%       84,449           665       87.06          35
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Montana                                 1           50,176             0.02%       50,176           690       75.00          46
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Nebraska                                5          587,837             0.18%      117,567           636       94.73          13
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Nevada                                 24        7,130,645             2.23%      297,110           653       84.80           9
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
New Hampshire                           4          912,708             0.29%      228,177           693       78.50          16
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
New Jersey                             50       14,246,088             4.45%      284,922           671       83.73           9
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
New Mexico                             12        1,108,377             0.35%       92,365           653       89.65          25
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
New York                               67       21,884,266             6.83%      326,631           659       79.85          12
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
North Carolina                         43        5,305,939             1.66%      123,394           664       87.17          29
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Ohio                                   64        6,074,216             1.90%       94,910           650       90.66          26
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Oklahoma                               17        1,689,175             0.53%       99,363           627       84.83          24
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Oregon                                  9        1,765,829             0.55%      196,203           645       83.90          20
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
(1) Continued on next page

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (CONTINUED)

-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
                                                                                             WEIGHTED     WEIGHTED    WEIGHTED
                                                                                AVERAGE      AVERAGE      AVERAGE     AVERAGE
                             NUMBER OF        PRINCIPAL      PERCENTAGE OF     PRINCIPAL      CREDIT      ORIGINAL   SEASONING
GEOGRAPHIC DISTRIBUTIONS   MORTGAGE LOANS      BALANCE       MORTGAGE LOANS     BALANCE       SCORE         LTV       (MONTHS)
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Pennsylvania                           32        4,261,593             1.33%      133,175           673       89.11          17
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Rhode Island                            6        1,345,050             0.42%      224,175           674       85.10          16
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
South Carolina                         22        3,128,801             0.98%      142,218           658       87.97          22
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
South Dakota                            1           66,926             0.02%       66,926           673       75.00          50
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Tennessee                              27        1,991,875             0.62%       73,773           655       85.99          38
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Texas                                 118       17,412,574             5.44%      147,564           645       79.44          22
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Utah                                   16        2,478,584             0.77%      154,911           647       83.60          30
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Vermont                                 2          410,704             0.13%      205,352           626       77.16          10
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Virginia                               38       10,345,119             3.23%      272,240           673       80.56          11
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Washington                             30        6,829,570             2.13%      227,652           651       85.10          23
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
West Virginia                           9          727,532             0.23%       80,837           651       84.52          36
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Wisconsin                              25        2,287,774             0.71%       91,511           644       86.57          34
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Wyoming                                 1           27,821             0.01%       27,821           766       73.00          59
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
TOTAL:                              1,613      320,208,912           100.00%      198,518           661       83.28          16
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
No more than approximately 0.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
                                                                                            WEIGHTED      WEIGHTED    WEIGHTED
                                                                               AVERAGE       AVERAGE      AVERAGE      AVERAGE
                             NUMBER OF        PRINCIPAL      PERCENTAGE OF    PRINCIPAL      CREDIT       ORIGINAL    SEASONING
MORTGAGE LOAN PURPOSE      MORTGAGE LOANS      BALANCE      MORTGAGE LOANS     BALANCE        SCORE         LTV       (MONTHS)
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
Equity refinance                      912      185,111,780           57.81%      202,973            659       81.85           16
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
Purchase                              587      116,467,192           36.37%      198,411            663       85.96           15
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
Rate/term refinance                   114       18,629,939            5.82%      163,421            664       80.76           18
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
TOTAL:                              1,613      320,208,912          100.00%      198,518            661       83.28           16
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------

OCCUPANCY TYPES OF THE MORTGAGE LOANS

-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
                                                                                            WEIGHTED      WEIGHTED     WEIGHTED
                                                                               AVERAGE       AVERAGE       AVERAGE      AVERAGE
                              NUMBER OF        PRINCIPAL      PERCENTAGE OF   PRINCIPAL      CREDIT       ORIGINAL     SEASONING
OCCUPANCY TYPES            MORTGAGE LOANS       BALANCE      MORTGAGE LOANS    BALANCE        SCORE          LTV       (MONTHS)
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
Owner Occupied                       1,318      274,618,963           85.76%     208,360            658        83.42           15
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
Investment Property                    264       37,634,654           11.75%     142,556            671        82.51           20
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
Second/Vacation                         31        7,955,295            2.48%     256,622            689        82.25           10
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
TOTAL:                               1,613      320,208,912          100.00%     198,518            661        83.28           16
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------

 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
                                                                                                  WEIGHTED     WEIGHTED     WEIGHTED
                                                                                       AVERAGE     AVERAGE     AVERAGE       AVERAGE
                                          NUMBER OF      PRINCIPAL    PERCENTAGE OF   PRINCIPAL    CREDIT      ORIGINAL     SEASONING
 MORTGAGED PROPERTY TYPES                 MORTGAGE        BALANCE     MORTGAGE LOANS   BALANCE      SCORE        LTV        (MONTHS)
                                            LOANS
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Single Family (detached)                       1,173    216,162,118          67.51%     184,281        660         82.83           17
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Detached PUD                                     173     50,867,049          15.89%     294,029        658         84.55           10
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Two-to-four family units                         110     27,178,138           8.49%     247,074        658         83.95           12
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Condo under 5 stories                             82     16,560,996           5.17%     201,963        680         84.19           11
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Townhouse/rowhouse                                29      4,777,154           1.49%     164,729        666         87.19           17
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Manufactured Home                                 33      2,258,363           0.71%      68,435        648         77.90           60
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Attached PUD                                      10      1,860,784           0.58%     186,078        649         81.96           22
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Multi-family                                       1        398,833           0.12%     398,833        759         74.00          106
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Leasehold                                          1         94,627           0.03%      94,627        686         80.00            8
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Condo over 8 stories                               1         50,848           0.02%      50,848        635         75.00           59
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 TOTAL:                                         1,613    320,208,912         100.00%     198,518        661         83.28           16
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------

 MORTGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS

 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------
                                                                                                  WEIGHTED    WEIGHTED      WEIGHTED
                                                                                       AVERAGE     AVERAGE     AVERAGE      AVERAGE
 MORTGAGE LOAN                            NUMBER OF      PRINCIPAL    PERCENTAGE OF   PRINCIPAL    CREDIT     ORIGINAL     SEASONING
 DOCUMENTATION TYPES                      MORTGAGE        BALANCE     MORTGAGE LOANS   BALANCE      SCORE        LTV        (MONTHS)
                                            LOANS
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------
 Full Documentation                             1,088    188,772,915          58.95%     173,505        657        84.33            19
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------
 Reduced Documentation                            525    131,435,997          41.05%     250,354        666        81.77            12
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------
 TOTAL:                                         1,613    320,208,912         100.00%     198,518        661        83.28            16
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------

SEASONING OF THE MORTGAGE LOANS

------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
                                                                                                     WEIGHTED    WEIGHTED     WEIGHTED
                                                                                          AVERAGE     AVERAGE     AVERAGE     AVERAGE
RANGE OF                                     NUMBER OF     PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT     ORIGINAL    SEASONING
SEASONING (IN MONTHS)                        MORTGAGE       BALANCE      MORTGAGE LOANS   BALANCE      SCORE        LTV       (MONTHS)
                                               LOANS
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
0 - 11                                              920     253,191,803          79.07%     275,208        662        84.03           8
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
12 - 23                                              65      12,931,416           4.04%     198,945        670        81.06          17
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
24 - 35                                              11       1,411,926           0.44%     128,357        666        88.11          27
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
36 - 47                                             155      15,075,270           4.71%      97,260        648        78.62          47
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
48 - 59                                             425      35,187,096          10.99%      82,793        647        81.06          54
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
60 - 71                                               3         374,021           0.12%     124,674        754        65.65          67
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
84 - 95                                              25       1,233,561           0.39%      49,342        663        79.98          89
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
96 - 107                                              6         771,577           0.24%     128,596        696        75.35         103
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
108 - 119                                             3          32,242           0.01%      10,747        778        58.73         112
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
TOTAL:                                            1,613     320,208,912         100.00%     198,518        661        83.28          16
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
As of the cut-off Date, the weighted average seasoning of the Mortgage Loans will be approximately 16 months.

PREPAYMENT PENALTY TERM OF THE MORTGAGE LOANS

---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
                                                                                            WEIGHTED    WEIGHTED     WEIGHTED
                                                                                AVERAGE     AVERAGE      AVERAGE      AVERAGE
PREPAYMENT                     NUMBER OF       PRINCIPAL      PERCENTAGE OF    PRINCIPAL     CREDIT     ORIGINAL     SEASONING
PENALTY TERM                 MORTGAGE LOANS     BALANCE      MORTGAGE LOANS     BALANCE      SCORE         LTV       (MONTHS)
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
None                                    962     151,224,206           47.23%     $157,198         663        81.09           24
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
12 Months                                44      16,608,507            5.19%      377,466         651        83.48            8
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
24 Months                               316      84,390,309           26.35%      267,058         653        87.08            7
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
36 Months                               272      66,577,508           20.79%      244,770         666        83.41            8
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
60 Months                                18       1,268,382            0.40%       70,466         683        81.11           47
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
Other                                     1         140,000            0.04%      140,000         704       100.00           11
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
TOTAL:                                1,613     320,208,912          100.00%      198,518         661        83.28           16
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
None represents mortgage loans for which the prepayment penalty term has expired or mortgage loans that do not have a prepay penalty term
Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, or 60 months.

MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
                                                                                             WEIGHTED                WEIGHTED
                                                                                                         WEIGHTED
                                                                                 AVERAGE     AVERAGE     AVERAGE     AVERAGE
RANGE OF                       NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT     ORIGINAL   SEASONING
MAXIMUM MORTGAGE RATES (%)   MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE        LTV       (MONTHS)
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
Fixed Rate                              330        74,677,418           23.32%     226,295         678       79.43          11
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
   6.0000% -   6.9999%                    2           317,002            0.10%     158,501         661       94.48          18
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
   9.0000% -   9.9999%                    6         2,332,844            0.73%     388,807         747       80.01          10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 10.0000% - 10.9999%                      6         1,876,495            0.59%     312,749         690       80.38           7
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 11.0000% - 11.9999%                     32         9,356,655            2.92%     292,395         682       76.87          14
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 12.0000% - 12.9999%                    180        40,189,753           12.55%     223,276         668       80.74          18
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 13.0000% - 13.9999%                    329        66,019,565           20.62%     200,667         648       83.61          19
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 14.0000% - 14.9999%                    393        67,714,881           21.15%     172,302         653       86.36          18
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 15.0000% - 15.9999%                    211        37,535,612           11.72%     177,894         647       85.77          17
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 16.0000% - 16.9999%                     87        14,746,708            4.61%     169,502         655       91.45          13
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 17.0000% - 17.9999%                     27         3,892,832            1.22%     144,179         628       82.96          16
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 18.0000% - 18.9999%                      9         1,502,562            0.47%     166,951         646       95.26          17
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 20.0000% - 20.9999%                      1            46,584            0.01%      46,584         703       64.00          86
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
TOTAL:                                1,613       320,208,912          100.00%     198,518         661       83.28          16
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
As of the cut-off Date, the weighted average maximum mortgage rate of the Mortgage Loans will be approximately 14.1023% per annum.

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS (1)

---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                                                             WEIGHTED    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     AVERAGE     AVERAGE      AVERAGE
                               NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT     ORIGINAL    SEASONING
NEXT INTEREST RATE           MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE        LTV       (MONTHS)
ADJUSTMENT DATES
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
Fixed Rate                              330        74,677,418           23.32%     226,295         678       79.43           11
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                               ---------------- ----------- ----------- ----------- ------------
October 2007                            134        14,261,108            4.45%     106,426         653       79.99           45
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                               ---------------- ----------- ----------- ----------- ------------
November 2007                            79         6,225,078            1.94%      78,798         658       78.37           53
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2007                            87         7,186,660            2.24%      82,605         643       82.30           54
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
January 2008                            142        12,465,711            3.89%      87,787         656       81.84           51
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
February 2008                           106         8,953,982            2.80%      84,472         642       81.72           49
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
March 2008                               64         5,992,272            1.87%      93,629         655       79.14           47
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
May 2008                                  2           365,924            0.11%     182,962         621       90.16           16
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
June 2008                                 5           933,256            0.29%     186,651         650       86.04           13
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
July 2008                                 3           741,282            0.23%     247,094         645       82.42           14
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
August 2008                               3           467,527            0.15%     155,842         638       83.69           19
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
September 2008                           14         3,281,421            1.02%     234,387         662       81.51           12
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
October 2008                             13         3,620,382            1.13%     278,491         649       83.83           12
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
November 2008                            18         5,411,114            1.69%     300,617         650       89.70           10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2008                            41        11,536,036            3.60%     281,367         651       86.97            9
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
January 2009                             98        26,441,868            8.26%     269,815         652       87.18            8
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
February 2009                            92        24,222,318            7.56%     263,286         652       87.48            7
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
March 2009                              138        43,504,703           13.59%     315,251         654       84.28            6
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
April 2009                                7         1,508,261            0.47%     215,466         667       93.67            6
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
May 2009                                  2           649,554            0.20%     324,777         672       83.11            4
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
June 2009                                 1           234,470            0.07%     234,470         654      100.00           15
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
July 2009                                 2           410,244            0.13%     205,122         646       59.13           14
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
August 2009                               1            89,122            0.03%      89,122         599      100.00           13
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
September 2009                            9         2,890,455            0.90%     321,162         701       86.37           12
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
October 2009                              2           839,564            0.26%     419,782         658       85.00           11
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
November 2009                             8         3,211,121            1.00%     401,390         647       86.51           10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2009                            16         4,761,631            1.49%     297,602         674       86.21            9
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
January 2010                             50        12,094,242            3.78%     241,885         643       86.75            8
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
February 2010                            32         7,296,496            2.28%     228,015         646       85.37            7
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
March 2010                               39        11,306,682            3.53%     289,915         660       84.35            6
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
April 2010                                3         1,301,477            0.41%     433,826         630       86.36            5
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
June 2010                                 1           214,938            0.07%     214,938         791       84.00           10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
July 2010                                 1           150,974            0.05%     150,974         643       80.00           26
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2010                             1           235,550            0.07%     235,550         737       80.00           21
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
June 2011                                 2           361,400            0.11%     180,700         652       80.00           15
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
July 2011                                 1           337,524            0.11%     337,524         613       80.00           14
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
August 2011                               2           368,471            0.12%     184,235         627       88.06           13
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
--------------------------------------------------------------------------------------------------------------------------------
(1) Continued on the next page

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                                                             WEIGHTED    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     AVERAGE     AVERAGE      AVERAGE
                               NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT     ORIGINAL    SEASONING
NEXT INTEREST RATE           MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE        LTV       (MONTHS)
ADJUSTMENT DATES
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
September 2011                            5         1,547,326            0.48%     309,465         749       79.75           12
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
October 2011                              5         1,182,795            0.37%     236,559         677       78.78           11
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
November 2011                             9         2,688,971            0.84%     298,775         685       81.89           10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2011                            15         6,181,169            1.93%     412,078         658       83.78            9
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                               ---------------- ----------- ----------- ----------- ------------
January 2012                             10         3,020,620            0.94%     302,062         652       85.79            8
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                               ---------------- ----------- ----------- ----------- ------------
February 2012                             3           916,665            0.29%     305,555         716       85.89            7
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
March 2012                                7         2,025,469            0.63%     289,353         695       81.76            6
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
April 2012                                8         3,544,972            1.11%     443,122         682       83.54            5
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
May 2012                                  1            80,837            0.03%      80,837         731       90.00            4
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
April 2016                                1           469,849            0.15%     469,849         640       60.00           17
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
TOTAL:                                1,613       320,208,912          100.00%     198,518         661       83.28           16
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
--------------------------------------------------------------------------------------------------------------------------------
As of the cut-off Date, the weighted average Months to Next Interest Rate Adjustment Date of the Mortgage Loans will be approximately 19 months.

NOTE MARGINS OF THE ADJUSTABLE MORTGAGE LOANS

----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                                                              WEIGHTED    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     AVERAGE     AVERAGE      AVERAGE
RANGE OF                        NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT     ORIGINAL    SEASONING
NOTE MARGINS (%)              MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE        LTV       (MONTHS)
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
Fixed Rate                               330       $74,677,418           23.32%    $226,295         678      79.43%           11
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  1.0000% -   1.4999%                      1            98,834             0.03      98,834         713       90.00           46
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  1.5000% -   1.9999%                      1           253,600             0.08     253,600         607       80.00           15
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  2.0000% -   2.4999%                     36         9,827,191             3.07     272,978         707       80.19            9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  2.5000% -   2.9999%                     19         7,701,330             2.41     405,333         674       80.80           10
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  3.0000% -   3.4999%                      8         2,914,707             0.91     364,338         706       75.82           11
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  3.5000% -   3.9999%                      8         2,137,401             0.67     267,175         704       82.67            9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  4.0000% -   4.4999%                     16         5,464,570             1.71     341,536         685       87.06           12
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  4.5000% -   4.9999%                     28         9,265,911             2.89     330,925         648       90.00            9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  5.0000% -   5.4999%                     65        13,893,463             4.34     213,746         655       86.65           16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  5.5000% -   5.9999%                    181        41,263,260            12.89     227,974         650       88.21           12
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  6.0000% -   6.4999%                    272        69,449,918            21.69     255,331         657       83.99           11
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  6.5000% -   6.9999%                    161        27,205,046             8.50     168,975         645       82.59           22
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  7.0000% -   7.4999%                    132        17,548,585             5.48     132,944         643       83.34           27
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  7.5000% -   7.9999%                    160        24,370,446             7.61     152,315         645       83.64           24
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  8.0000% -   8.4999%                     99         7,866,932             2.46      79,464         646       82.57           52
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  8.5000% -   8.9999%                     53         3,835,407             1.20      72,366         634       82.21           50
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  9.5000% -   9.9999%                     28         1,570,082             0.49      56,074         645       81.44           56
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  2.0000% -   2.4999%                      5           330,825             0.10      66,165         662       85.23           45
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
10.0000% - 10.4999%                        9           494,145             0.15      54,905         634       81.23           57
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
11.0000% - 11.4999%                        1            39,838             0.01      39,838         698       90.00           56
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
TOTAL:                                 1,613       320,208,912          100.00%     198,518         661       83.28           16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------

As of the cut-off Date, the weighted average note margin of the Mortgage Loans will be approximately 6.0663% per annum.

INTEREST ONLY TERM OF THE MORTGAGE LOANS

----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
                                                                                              WEIGHTED     WEIGHTED     WEIGHTED
                                                                                  AVERAGE     AVERAGE      AVERAGE      AVERAGE
                                NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT      ORIGINAL    SEASONING
INTEREST ONLY TERM (MONTHS)   MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE         LTV        (MONTHS)
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
None                                   1,474       269,252,962           84.09%    $182,668         656         83.34          17
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
24 Months                                  1           267,950            0.08%     267,950         731         95.00          26
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
36 Months                                  2         1,315,568            0.41%     657,784         684         80.00          10
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
60 Months                                 69        27,013,998            8.44%     391,507         673         85.67           8
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
120 Months                                67        22,358,434            6.98%     333,708         696         79.78           9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
TOTAL:                                 1,613       320,208,912          100.00%     198,518         661         83.28          16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------

NOTIONAL CREDIT CLASSIFICATION OF THE MORTGAGE LOANS

----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
                                                                                              WEIGHTED     WEIGHTED     WEIGHTED
                                                                                  AVERAGE     AVERAGE      AVERAGE      AVERAGE
                                NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT      ORIGINAL    SEASONING
NOTATIONAL CREDIT             MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE         LTV        (MONTHS)
CLASSIFICATION
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
Prime (non-IO)                           590       108,477,622           33.88%     183,860         701         82.41          17
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
Prime (IO)                                81        31,483,780            9.83%     388,689         714         81.60           9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
A/ Alt A (non-IO)                        539       100,038,960           31.24%     185,601         639         83.76          16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
A/ Alt A (IO)                             43        14,807,391            4.62%     344,358         642         84.05           9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
Insured                                   70         6,666,160            2.08%      95,231         600         84.46          51
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
A- (non-IO)                              275        54,070,221           16.89%     196,619         605         84.29          16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
A- (IO)                                   15         4,664,778            1.46%     310,985         612         89.02           9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
TOTAL:                                 1,613       320,208,912          100.00%     198,518         661         83.28          16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------

                                                        CREDIT SUISSE CONTACTS

------------------------------------------------------------------------------------------------

    ASSET FINANCE
    Kenny Rosenberg                                    (212) 325-3587
    Steve Marchi                                       (212) 325-0785
    Richie Williams                                    (212) 325-7813

    STRUCTURING
    Obi Nwokorie                                       (212) 325-1991
    Kashif Gilani                                      (212) 325-8697
    Harry Jao (Collateral)                             (212) 538-3549

-------------------------------------------------- ---------------------------------------------

                                            $298,114,000 (APPROXIMATE)

                                            GMAC RFC  [GRAPHIC OMITTED]

                                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                 SERIES 2007-SP3

                                            RAAC SERIES 2007-SP3 TRUST
                                                  ISSUING ENTITY

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                       DEPOSITOR (SEC FILE NO. 333-140609)

                                         RESIDENTIAL FUNDING COMPANY, LLC
                                           MASTER SERVICER AND SPONSOR

                                                 OCTOBER 2, 2007

                                         GMAC RFC [GRAPHIC OMITTED]

                                   (JOINT LEAD MANAGER AND BOOK RUNNER)

                                      CREDIT SUISSE  [GRAPHIC OMITTED]
                                           (JOINT LEAD MANAGER)

                                                DISCLAIMER

   The  issuer  has filed a  registration  statement  (including  a  prospectus)  with the SEC for the new offering  to which this free  writing  prospectus  relates.  Before  you  invest,  you should  read the prospectus in that  registration  statement  and other  documents the issuer has filed with the SEC for more complete  information  about the issuer and this  offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  Credit Suisse  Securities (USA )
   LLC  will  arrange  to  send  you the  base  prospectus  at no  charge  if you  request  it by  calling
   1-800-221-1037.

   This free writing  prospectus does not contain all  information  that is required to be included in the base  prospectus and the prospectus  supplement.  This free writing  prospectus is not an offer to sell or a solicitation  of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.

   The  information in this free writing  prospectus,  if conveyed  prior to the time of your  contractual commitment  to purchase  any of the  securities,  supersedes  any  information  contained  in any prior similar  materials  relating to the  securities.  The  information  in this free writing  prospectus is preliminary,  and is subject to completion or change.  This free writing  prospectus is being delivered to you solely to provide  you with  information  about the  offering of the  securities  referred to in this free  writing  prospectus  and to solicit an offer to purchase  the  Securities,  when,  as and if issued.  Any  such  offer  to  purchase  made by you will not be  accepted  and will not  constitute  a contractual  commitment by you to purchase any of the securities,  until we have accepted your offer to purchase securities.

   You are advised that the terms of the securities,  and the  characteristics  of the pool assets backing them, may change (due,  among other things,  to the possibility  that the assets that comprise the pool may become  delinquent or defaulted or may be removed or replaced and that similar or different  assets may be added to the  pool,  and that one or more  classes  of  securities  may be  split,  combined  or eliminated),  at any time prior to  issuance or  availability  of a final  prospectus.  You are advised that  securities  may not be issued that have the  characteristics  described in these  materials.  The underwriter's  obligation to sell such  securities to you is  conditioned  on the assets and securities having the  characteristics  described  in these  materials.  If for any  reason  the  issuer  does not deliver such  securities,  the underwriter  will notify you, and neither the issuer nor any underwriter will  have any  obligation  to you to  deliver  all or any  portion  of the  securities  which you have committed  to  purchase,  and none of the  issuer nor any  underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

   The  information  in this free writing  prospectus may be based on  preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

   The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                                         NET WAC CAP SCHEDULE (%)

  (Static = Current Index Values (1); Shock = All index values increase to 20.00% beginning in the first period)

   Month     Static(1),(2Shock(1),(3)   Month     Static(1),(2) Shock(1),(3)   Month  Static(1),(2) Shock(1),(3)
------------ ----------- ------------ ---------- ----------- ------------- ----------- ----------- -----------

     1         14.00       14.00         40        8.89         14.00         79         8.58        10.17
     2         7.69        14.00         41        8.89         14.00         80         8.86        10.49
     3         7.94        14.00         42        9.83         14.00         81         8.56        10.14
     4         7.69        14.00         43        8.87         14.00         82         8.84        10.45
     5         7.68        14.00         44        9.16         14.00         83         8.54        10.10
     6         8.21        14.00         45        8.85         14.00         84         8.53        10.08
     7         7.68        14.00         46        9.14         14.00         85         8.80        10.40
     8         7.93        14.00         47        8.84         14.00         86         8.51        10.04
     9         7.67        14.00         48        8.83         14.00         87         8.78        10.36
    10         7.93        14.00         49        9.12         14.00         88         8.49        10.00
    11         7.67        14.00         50        8.81         14.00         89         8.48        9.98
    12         7.67        14.00         51        9.11         14.00         90         9.37        11.03
    13         7.93        14.00         52        8.81         14.00
    14         7.67        14.00         53        8.84         14.00
    15         7.94        14.00         54        9.45         14.00
    16         7.72        14.00         55        8.83         14.00
    17         7.93        14.00         56        9.11         14.00
    18         9.46        14.00         57        8.81         14.00
    19         8.55        14.00         58        9.09         14.00
    20         8.82        14.00         59        8.79         14.00
    21         8.53        14.00         60        8.78         14.00
    22         8.82        14.00         61        9.06         14.00
    23         8.53        14.00         62        8.76         14.00
    24         8.65        14.00         63        9.05         14.00
    25         8.94        14.00         64        8.74         14.00
    26         8.65        14.00         65        8.73         14.00
    27         8.94        14.00         66        9.66         14.00
    28         8.66        14.00         67        8.71         14.00
    29         8.78        14.00         68        8.99         14.00
    30         9.89        14.00         69        8.69         14.00
    31         8.93        14.00         70        8.97         14.00
    32         9.22        14.00         71        8.67         14.00
    33         8.91        14.00         72        8.66         14.00
    34         9.20        14.00         73        8.94         10.63
    35         8.91        14.00         74        8.64         10.27
    36         8.93        14.00         75        8.92         10.59
    37         9.22        14.00         76        8.62         10.23
    38         8.91        14.00         77        8.61         10.21
    39         9.20        14.00         78        9.52         11.29
--------------------------------------------------------------------------------------------------------------

(1)  Calculated as the minimum of (a) the Available Funds Cap (after giving effect to all swap payments made to swap provider) and
     (b) 14.00%

(2)  Assumes 1-month LIBOR remains constant at 5.131%,  6-month LIBOR remains constant at 5.095%, 1-year LIBOR remains constant at
     4.904%,and 1-year CMT remains constant at 4.101% and run at Pricing Speed to optional call. Payments, if any, are made to the
     Swap Provider.

(3)  Assumes 1-month LIBOR, 6-month LIBOR, 1-year LIBOR and 1-year CMT increase instantaneously to 20% at the Pricing Speed to the
     10% optional  clean-up call date. In the "Shock"  scenario,  the Net WAC rate includes  funds  received from the SWAP & Yield
     Maintenance providers.

                                       CLASS A SENSITIVITY ANALYSIS
                                            TO 10% CALL (1)(2)

------------------------------------ ------------- -------------- ------------- -------------- --------------
                                           50% PPC       75% PPC       100% PPC      125% PPC       150% PPC
                                     ------------- -------------- ------------- -------------- --------------
                A-1
            WAL (YEARS)                  2.99          1.98           1.35          1.05           0.86
  PRINCIPAL WINDOW BEGIN (MONTHS)         1              1             1              1              1
   PRINCIPAL WINDOW END (MONTHS)         115            76             55            28             22
                A-2
            WAL (YEARS)                 13.17          8.86           6.49          3.17           2.14
  PRINCIPAL WINDOW BEGIN (MONTHS)        115            76             55            28             22
   PRINCIPAL WINDOW END (MONTHS)         180            122            90            69             30
                                     ------------- -------------- ------------- -------------- --------------

                                       CLASS A SENSITIVITY ANALYSIS
                                            TO MATURITY(1)(2)

------------------------------------ ------------- -------------- ------------- -------------- --------------
                                           50% PPC       75% PPC       100% PPC      125% PPC       150% PPC
                                    ------------- -------------- ------------- -------------- --------------
                A-1
            WAL (YEARS)                  2.99          1.98           1.35          1.05           0.86
  PRINCIPAL WINDOW BEGIN (MONTHS)         1              1             1              1              1
   PRINCIPAL WINDOW END (MONTHS)         115            76             55            28             22
                A-2
            WAL (YEARS)                 15.25          10.61          7.87          4.02           2.14
  PRINCIPAL WINDOW BEGIN (MONTHS)        115            76             55            28             22
   PRINCIPAL WINDOW END (MONTHS)         340            276           218            175            30
                                     ------------- -------------- ------------- -------------- --------------

(1)      Assumes  1-month LIBOR  remains  constant at 5.131%,  6-month  LIBOR remains  constant at 5.095%,
         1-year LIBOR remains  constant at 4.904% and 1-year CMT remains constant at 4.101% and run at the Pricing Speed with no losses and trigger is not in effect.

(2)      Assumes an OC Floor of 0.50% of the Cut-off Date Balance

                                       CLASS M SENSITIVITY ANALYSIS
                                            TO 10% CALL(1)(2)

------------------------------------ ------------- -------------- ------------- -------------- --------------
                                           50% PPC       75% PPC       100% PPC      125% PPC       150% PPC
                                     ------------- -------------- ------------- -------------- --------------
                M-1
            WAL (YEARS)                  9.81          6.54           5.21          5.45           4.49
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             45            56             30
   PRINCIPAL WINDOW END (MONTHS)         180            122            90            69             55
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-2
            WAL (YEARS)                  9.81          6.54           5.02          4.56           3.85
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             41            45             39
   PRINCIPAL WINDOW END (MONTHS)         180            122            90            69             55
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-3
            WAL (YEARS)                  9.81          6.54           4.95          4.25           3.50
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             39            42             36
   PRINCIPAL WINDOW END (MONTHS)         180            122            90            69             55
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-4
            WAL (YEARS)                  0.71          0.73           0.75          0.79           0.83
  PRINCIPAL WINDOW BEGIN (MONTHS)         1              1             1              1              1
   PRINCIPAL WINDOW END (MONTHS)          18            19             20            21             23
------------------------------------ ------------- -------------- ------------- -------------- --------------

                                       CLASS M SENSITIVITY ANALYSIS
                                            TO MATURITY(1)(2)

------------------------------------ ------------- -------------- ------------- -------------- --------------
                                           50% PPC       75% PPC       100% PPC      125% PPC       150% PPC
                                    ------------- -------------- ------------- -------------- --------------
                M-1
            WAL (YEARS)                 10.77          7.33           5.83          6.35           6.24
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             45            56             30
   PRINCIPAL WINDOW END (MONTHS)         319            247           191            152            144
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-2
            WAL (YEARS)                 10.74          7.29           5.60          5.04           4.24
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             41            45             39
   PRINCIPAL WINDOW END (MONTHS)         304            231           176            140            114
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-3
            WAL (YEARS)                 10.67          7.23           5.48          4.68           3.86
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             39            42             36
   PRINCIPAL WINDOW END (MONTHS)         284            210           158            125            101
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-4
            WAL (YEARS)                  0.71          0.73           0.75          0.79           0.83
  PRINCIPAL WINDOW BEGIN (MONTHS)         1              1             1              1              1
   PRINCIPAL WINDOW END (MONTHS)          18            19             20            21             23
------------------------------------ ------------- -------------- ------------- -------------- --------------

(1)      Assumes  1-month LIBOR  remains  constant at 5.131%,  6-month  LIBOR remains  constant at 5.095%,
         1-year LIBOR remains  constant at 4.904% and 1-year CMT remains constant at 4.101% and run at the Pricing Speed with no losses and trigger is not in effect.
(2)      Assumes an OC Floor of 0.50% of the Cut-off Date Balance

                                               EXCESS SPREAD

                     Static     Fwd                    Static     Fwd                     Static         Fwd
                   INDICES(1)   INDICES(2)           INDICES(1)   INDICES(2)            INDICES(1)   INDICES(2)
         Month        (bps)       (bps)      Month      (bps)       (bps)      Month      (bps)         (bps)

          1         4.85         4.85        40        3.27        3.32        79        2.92         2.85
          2         2.08         2.08        41        3.27        3.33        80        3.10         3.04
          3         2.15         2.14        42        3.73        3.80        81        2.90         2.81
          4         2.10         2.08        43        3.28        3.34        82        3.08         3.00
          5         2.10         2.08        44        3.43        3.48        83        2.88         2.79
          6         2.24         2.23        45        3.28        3.32        84        2.87         2.78
          7         2.11         2.13        46        3.43        3.48        85        3.05         2.96
          8         2.20         2.22        47        3.27        3.33        86        2.84         2.74
          9         2.14         2.18        48        3.27        3.35        87        3.02         2.93
         10         2.22         2.23        49        3.43        3.49        88        2.82         2.71
         11         2.16         2.17        50        3.27        3.32        89        2.81         2.69
         12         2.18         2.20        51        3.43        3.47        90        3.37         3.30
         13         2.27         2.29        52        3.29        3.33
         14         2.21         2.24        53        3.31        3.37
         15         2.32         2.35        54        3.63        3.71
         16         2.28         2.32        55        3.31        3.37
         17         2.46         2.52        56        3.45        3.51
         18         3.40         3.50        57        3.29        3.33
         19         3.04         3.18        58        3.43        3.48
         20         3.20         3.30        59        3.27        3.32
         21         3.08         3.17        60        3.26        3.31
         22         3.23         3.32        61        3.40        3.46
         23         3.11         3.21        62        3.23        3.29
         24         3.24         3.31        63        3.38        3.44
         25         3.39         3.44        64        3.21        3.27
         26         3.27         3.30        65        3.20        3.26
         27         3.41         3.42        66        3.66        3.73
         28         3.30         3.33        67        3.18        3.24
         29         3.42         3.47        68        3.33        3.38
         30         4.00         4.06        69        3.16        3.20
         31         3.59         3.64        70        3.30        3.35
         32         3.74         3.78        71        3.14        3.18
         33         3.61         3.63        72        3.13        3.18
         34         3.76         3.79        73        3.18        3.15
         35         3.64         3.68        74        2.98        2.93
         36         3.68         3.74        75        3.16        3.11
         37         3.84         3.88        76        2.95        2.89
         38         3.54         3.59        77        2.94        2.88
         39         3.52         3.57        78        3.51        3.49
      ---------------------------------------------------------------------------------------------------------

(1)    Assumes 1-month LIBOR remains constant at 5.131%,  6-month LIBOR remains constant at 5.095%,
       1-year LIBOR  remains  constant at 4.904% and 1-year CMT remains  constant at 4.101% and run at the Pricing Speed to call.  Assumes payments are received,  if any, from the related Swap
       Agreement  and Yield  Maintenance  Agreement  and  payments  are made,  if any,  to the Swap
       Provider.

(2)    Assumes  1-month  Forward  LIBOR,  6-month  Forward  LIBOR,  1-year Forward LIBOR and 1-year
       Forward CMT  instantaneously,  and run at the Pricing  Speed to call.  Assumes  payments are received from the related Swap  Agreement and Yield  Maintenance  Agreement and payments are made, if any, to the Swap Provider.

                                            BREAK-EVEN TABLES

           ------------------------- ---------------------------------- ---------------------------------- ----------------------------------
                                               30% Severity                       40% Severity                       50% Severity
         ------------------------- ----------------- ---------------- ----------------- ----------------- ---------------- -----------------
                                      CDR BREAK        COLLATERAL        CDR BREAK      COLLATERAL LOSS         CDR        COLLATERAL LOSS
                                         (%)            LOSS (%)            (%)               (%)            BREAK (%)           (%)
         Class M1                        50.48            20.97            30.50             21.72             21.65            22.15
         Class M2                        27.48            15.36             18.30            15.89             13.68            16.22
         Class M3                        19.64            12.49            13.72             13.00             10.54            13.34
         Class M4                        18.91            12.18             13.3             12.71             10.25            13.05
         ------------------------- ----------------- ---------------- ----------------- ----------------- ---------------- -----------------

The tables above display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, where the referenced Certificate first incurs a writedown.
Calculations are run to maturity. Other assumptions incorporated include:

(1)     The Pricing Prepayment Assumptions are applied

(2)     All indices ran at Forward LIBOR curve
(3)     Trigger Event in effect
(4)     There is a 12 month lag in recoveries, with 100% servicer advancing principal and interest
(5)     Assumes bonds pay on 25th of each month
(6)     Assumes an OC Floor of 0.50% of the Cut-off Date Balance.

                                          CREDIT SUISSE CONTACTS

------------------------------------------------------------------------------------------------

    ASSET FINANCE
    Kenny Rosenberg                                    (212) 325-3587
    Steve Marchi                                       (212) 325-0785
    Richie Williams                                    (212) 325-7813

    STRUCTURING
    Obi Nwokorie                                       (212) 325-1991
    Kashif Gilani                                      (212) 325-8697
    Harry Jao (Collateral)                             (212) 538-3549

-------------------------------------------------- ---------------------------------------------

                                                                    $298,114,000 (APPROXIMATE)

                                                                    GMAC RFC  [GRAPHIC OMITTED]

                                                         MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                                         SERIES 2007-SP3

                                                                    RAAC SERIES 2007-SP3 TRUST
                                                                          ISSUING ENTITY

                                                            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                                               DEPOSITOR (SEC FILE NO. 333-140609)

                                                                 RESIDENTIAL FUNDING COMPANY, LLC
                                                                   MASTER SERVICER AND SPONSOR

                                                                         OCTOBER 2, 2007

                                                               CREDIT SUISSE [GRAPHIC OMITTED]

                                                              (JOINT LEAD MANAGER AND BOOK RUNNER)

                                                                     GMAC RFC   [GRAPHIC OMITTED]
                                                                       (JOINT LEAD MANAGER)

                                                                       DISCLAIMER
   The issuer has filed a  registration  statement  (including a  prospectus)  with the SEC for the new  offering to which this free writing  prospectus relates.  Before you invest,  you should read the  prospectus in that  registration  statement and other  documents the issuer has filed with the SEC for more complete  information  about the issuer and this  offering.  You may get these  documents for free by visiting  EDGAR on the SEC Web site at
   www.sec.gov.  Alternatively,  Credit  Suisse  Securities  (USA ) LLC will arrange to send you the base  prospectus  at no charge if you request it by calling 1-800-221-1037.

   This free  writing  prospectus  does not  contain  all  information  that is  required  to be  included  in the base  prospectus  and the  prospectus supplement.  This free writing  prospectus  is not an offer to sell or a  solicitation  of an offer to buy these  securities  in any state where such offer, solicitation or sale is not permitted.

   The  information in this free writing  prospectus,  if conveyed prior to the time of your  contractual  commitment to purchase any of the securities, supersedes any information  contained in any prior similar materials  relating to the securities.  The information in this free writing prospectus is preliminary,  and is subject to completion or change.  This free writing  prospectus is being delivered to you solely to provide you with information about the offering of the securities  referred to in this free writing  prospectus and to solicit an offer to purchase the  Securities,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not  constitute a  contractual  commitment by you to purchase any of the securities, until we have accepted your offer to purchase securities.

   You are advised that the terms of the securities,  and the  characteristics  of the pool assets backing them, may change (due, among other things, to the  possibility  that the assets that  comprise  the pool may become  delinquent  or  defaulted  or may be removed or replaced  and that  similar or different  assets may be added to the pool, and that one or more classes of securities may be split,  combined or  eliminated),  at any time prior to issuance or availability of a final prospectus.  You are advised that securities may not be issued that have the  characteristics  described in these materials.  The  underwriter's  obligation to sell such  securities to you is  conditioned on the assets and  securities  having the  characteristics described  in these  materials.  If for any reason the issuer does not deliver  such  securities,  the  underwriter  will notify you, and neither the issuer nor any  underwriter  will have any  obligation to you to deliver all or any portion of the  securities  which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

   The  information  in this free  writing  prospectus  may be based on  preliminary  assumptions  about the pool  assets  and the  structure.  Any such assumptions are subject to change.

   The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                                                           ASSUMED FIXED RATE MORTGAGE LOANS
                                                                                       ORIGINAL      REMAINING
                        AGGREGATE           AGGREGATE         GROSS       EXPENSE    AMORTIZATION     TERM TO                     REMAINING
  LOAN                  PRINCIPAL            ORIGINAL        MORTGAGE       FEE          TERM        MATURITY         AGE          IO TERM
 NUMBER    CATEGORY    BALANCE ($)         BALANCE ($)       RATE (%)    RATE (%)      (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)       LIEN
    1        III        $3,730.96           $46,800.00        7.800        0.500         120             7            113             0           1
    2        III       $168,323.10         $181,000.00        7.350        0.500         180            164            16             0           1
    3        III      $1,765,975.11       $1,997,966.73       6.389        0.327         180            163            17             0           1
    4        III       $623,707.81         $636,339.00        7.564        0.500         240            230            10             0           1
    5        III       $188,735.21         $223,000.00        5.916        0.500         240            223            17             0           1
    6        III        $95,741.76          $96,300.00        8.875        0.250         360            350            10             0           1
    7        III       $673,989.74         $678,000.00        6.922        0.500         360            353            7              0           1
    8        III       $727,452.34         $732,300.00        7.338        0.459         360            352            8              0           1
    9        III       $148,346.75         $149,800.00        6.875        0.250         360            349            11             0           1
   10        III        $94,530.44          $95,000.00        10.125       0.250         360            349            11             0           1
   11        III      $8,284,212.15       $8,353,191.24       6.808        0.497         359            351            8              0           1
   12        III      $8,445,830.44       $8,583,815.00       6.968        0.407         360            346            14             0           1
   13        III       $252,849.99         $252,850.00        8.250        0.500         240            349            11            109          1
   14        III      $2,164,600.00       $2,165,000.00       6.223        0.500         261            352            8             91           1
   15        III      $4,753,149.58       $4,813,174.00       6.621        0.465         245            349            11            104          1
   16        III       $551,427.00         $552,800.00        7.800        0.500         480            352            8              0           1
   17        III       $174,744.92         $175,000.00        8.875        0.450         540            350            10             0           1
   18        III      $2,952,477.25       $2,960,150.00       7.628        0.498         506            352            8              0           1
   19        III      $1,037,026.57       $1,079,400.00       7.278        0.394         467            223            45             0           1
   20        IV         $16,091.09          $52,000.00        14.900       0.500         120            34             86             0           1
   21        IV         $75,022.97          $76,500.00        7.999        0.500         180            174            6              0           1
   22        IV       $1,025,014.65       $1,057,000.00       7.481        0.500         180            171            9              0           1
   23        IV        $495,145.79         $553,900.00        7.741        0.435         180            159            21             0           1
   24        IV        $152,901.56         $158,000.00        8.585        0.500         240            224            16             0           1
   25        IV        $225,975.23         $247,250.00        9.789        0.500         240            203            37             0           1
   26        IV        $950,762.47         $960,000.00        6.300        0.450         360            350            10             0           1
   27        IV       $1,526,030.81       $1,534,684.00       8.390        0.500         360            353            7              0           1
   28        IV        $248,356.35         $250,000.00        8.000        0.500         360            351            9              0           1
   29        IV        $318,891.04         $323,500.00        8.112        0.450         360            350            10             0           1
   30        IV        $118,864.71         $119,646.00        7.781        0.450         360            351            9              0           1
   31        IV        $440,013.04         $442,550.00        9.175        0.450         360            349            11             0           1
   32        IV        $151,397.73         $152,000.00        9.600        0.450         360            352            8              0           1
   33        IV       $14,620,345.59      $14,711,754.84      7.665        0.497         360            352            8              0           1
   34        IV       $9,765,523.71       $9,854,847.71       7.809        0.443         362            350            12             0           1
   35        IV        $501,000.00         $501,000.00        6.250        0.500         300            352            8             52           1
   36        IV        $268,384.43         $268,800.00        9.438        0.405         254            350            10            96           1
   37        IV       $2,677,073.67       $2,684,750.00       6.554        0.449         273            351            9             78           1
   38        IV        $240,213.05         $240,600.00        9.300        0.500         480            352            8              0           1
   39        IV        $321,530.93         $322,650.00        8.640        0.485         480            351            9              0           1
   40        IV        $619,302.57         $621,300.00        7.700        0.450         480            350            10             0           1
   41        IV       $5,547,609.36       $5,559,121.00       7.526        0.500         521            353            7              0           1
   42        IV        $293,341.76         $294,375.00        7.000        0.250         480            351            9              0           1
   43        IV        $971,774.75         $998,780.00        8.785        0.500         440            263            37             0           1

                                                              ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
                                                        ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS
                                                                       ORIGINAL     REMAINING                                MONTHS TO      MONTHS       INITIAL
                       AGGREGATE     AGGREGATE     GROSS    EXPENSE   AMORTIZATION   TERM TO                                 NEXT RATE     BETWEEN       PERIODIC
   LOAN                PRINCIPAL      ORIGINAL    MORTGAGE    FEE        TERM       MATURITY        AGE                     ADJUSTMENT       RATE          RATE
                                                  RATE
  NUMBER     CATEGORY BALANCE ($)   BALANCE ($)     (%)    RATE (%)    (MONTHS)     (MONTHS)      (MONTHS)       INDEX         DATE      ADJUSTMENTS     CAP (%)
    44          I      $64,923.72    $65,405.00    8.250     0.250        360          350           10       1 Year Libor      26            12          2.000
    45          I      $51,956.45    $52,300.00    9.000     0.250        360          352           8        1 Year Libor      28            12          2.000
    46          I     $306,428.06   $309,000.00    7.306     0.250        360          350           10       1 Year Libor      26            12          2.000
    47          I     $245,432.09   $247,400.00    6.114     0.500        360          352           8        1 Year Libor      52            12          5.000
    48          I     $172,171.94   $174,000.00    5.250     0.500        360          351           9           1 Year         51            12          2.000
                                                                                                                Treasury
    49          I     $684,588.78   $686,477.00    9.711     0.500        360          354           6          6 Month         18            6           3.000
                                                                                                                 Libor
    50          I     $3,028,609.34 $3,042,628.00  8.530     0.494        360          353           7          6 Month         17            6           2.900
                                                                                                                 Libor
    51          I     $1,212,986.27 $1,220,650.00  8.149     0.475        360          351           9          6 Month         15            6           3.000
                                                                                                                 Libor
    52          I     $1,324,264.87 $1,333,550.00  7.517     0.500        360          352           8          6 Month         16            6           3.000
                                                                                                                 Libor
    53          I     $105,657.06   $106,200.00   10.400     0.500        360          348           12         6 Month         12            6           3.000
                                                                                                                 Libor
    54          I     $1,107,619.52 $1,113,860.00  7.818     0.500        360          353           7          6 Month         17            6           3.000
                                                                                                                 Libor
    55          I     $129,596.05   $130,000.00   10.800     0.500        360          353           7          6 Month         29            6           3.000
                                                                                                                 Libor
    56          I     $485,616.60   $490,000.00    7.059     0.458        360          351           9          6 Month         27            6           3.000
                                                                                                                 Libor
    57          I     $402,329.77   $488,750.00    6.990     0.500        360          348           12         6 Month         24            6           3.000
                                                                                                                 Libor
    58          I     $2,493,792.44 $2,505,525.00  8.576     0.494        360          353           7          6 Month         29            6           3.000
                                                                                                                 Libor
    59          I     $107,800.40   $109,200.00    7.125     0.250        360          345           15         6 Month         45            6           6.000
                                                                                                                 Libor
    60          I     $335,280.04   $337,500.00    8.160     0.500        360          351           9          6 Month         51            6           4.915
                                                                                                                 Libor
    61          I      $62,223.25    $62,625.00    8.375     0.500        360          350           10         6 Month         50            6           5.000
                                                                                                                 Libor
    62          I     $492,000.00   $492,000.00    6.125     0.500        324          351           9        1 Year Libor      27            12          2.000
    63          I     $240,050.00   $240,050.00    6.500     0.500        300          350           10       1 Year Libor      50            12          5.000
    64          I     $386,000.00   $386,000.00    5.875     0.500        300          352           8           1 Year         52            12          5.000
                                                                                                                Treasury
    65          I     $561,805.00   $561,805.00    9.084     0.500        300          353           7          6 Month         17            6           3.000
                                                                                                                 Libor
    66          I     $3,388,467.65 $3,388,650.00  8.076     0.500        285          353           7          6 Month         17            6           3.000
                                                                                                                 Libor
    67          I     $715,120.77   $715,200.00    9.172     0.500        282          353           7          6 Month         17            6           3.000
                                                                                                                 Libor
    68          I     $168,000.00   $168,000.00    7.800     0.500        300          352           8          6 Month         16            6           3.000
                                                                                                                 Libor
    69          I     $1,255,120.00 $1,255,120.00  7.575     0.500        300          352           8          6 Month         16            6           3.000
                                                                                                                 Libor
    70          I     $214,937.89   $215,591.60    6.182     0.250        223          333           10         6 Month         33            6           6.193
                                                                                                                 Libor

                         SUBSEQUENT                                                            NegAm                 NegAm      Payment
            AGGREGATE    PERIODIC                MINIMUM     MAXIMUM    REMAINING  NegAm      Recast       NegAm    Initial      Reset
  LOAN      PRINCIPAL      RATE        GROSS     MORTGAGE   MORTGAGE    IO TERM     Max      Frequency    Payment    Recast    Frequency      NegAm
 NUMBER    BALANCE ($)    CAP (%)   MARGIN (%)   RATE (%)   RATE (%)    (MONTHS)  Cap (%)     (months)    Cap (%)   (months)   (months)    P & I ( $ )
   44       $64,923.72     2.000       3.250      3.250      14.250        0        N/A         N/A         N/A       N/A         N/A          N/A
   45       $51,956.45     2.000       4.250      4.250      15.000        0        N/A         N/A         N/A       N/A         N/A          N/A
   46      $306,428.06     2.000       3.308      3.308      13.306        0        N/A         N/A         N/A       N/A         N/A          N/A
   47      $245,432.09     2.000       2.250      2.250      11.114        0        N/A         N/A         N/A       N/A         N/A          N/A
   48      $172,171.94     2.000       2.750      2.750      10.250        0        N/A         N/A         N/A       N/A         N/A          N/A
   49      $684,588.78     1.000       5.243      8.631      16.432        0        N/A         N/A         N/A       N/A         N/A          N/A
   50      $3,028,609.34   1.046       5.965      7.852      14.874        0        N/A         N/A         N/A       N/A         N/A          N/A
   51      $1,212,986.27   1.000       5.413      7.820      14.486        0        N/A         N/A         N/A       N/A         N/A          N/A
   52      $1,324,264.87   1.166       6.121      7.517      13.517        0        N/A         N/A         N/A       N/A         N/A          N/A
   53      $105,657.06     1.000       7.750      10.400     16.400        0        N/A         N/A         N/A       N/A         N/A          N/A
   54      $1,107,619.52   1.000       6.498      7.896      13.818        0        N/A         N/A         N/A       N/A         N/A          N/A
   55      $129,596.05     1.000       7.190      10.800     16.800        0        N/A         N/A         N/A       N/A         N/A          N/A
   56      $485,616.60     1.000       4.059      7.059      13.059        0        N/A         N/A         N/A       N/A         N/A          N/A
   57      $402,329.77     1.500       4.474      6.990      12.990        0        N/A         N/A         N/A       N/A         N/A          N/A
   58      $2,493,792.44   1.000       6.128      8.576      14.576        0        N/A         N/A         N/A       N/A         N/A          N/A
   59      $107,800.40     2.000       2.250      2.250      13.125        0        N/A         N/A         N/A       N/A         N/A          N/A
   60      $335,280.04     1.879       4.103      4.103      14.160        0        N/A         N/A         N/A       N/A         N/A          N/A
   61       $62,223.25     1.000       2.250      8.375      13.375        0        N/A         N/A         N/A       N/A         N/A          N/A
   62      $492,000.00     2.000       2.250      2.250      12.125        27       N/A         N/A         N/A       N/A         N/A          N/A
   63      $240,050.00     2.000       2.250      2.250      11.500        50       N/A         N/A         N/A       N/A         N/A          N/A
   64      $386,000.00     2.000       2.750      2.750      11.875        52       N/A         N/A         N/A       N/A         N/A          N/A
   65      $561,805.00     1.000       5.920      9.084      16.084        53       N/A         N/A         N/A       N/A         N/A          N/A
   66      $3,388,467.65   1.000       5.821      7.912      14.737        68       N/A         N/A         N/A       N/A         N/A          N/A
   67      $715,120.77     1.000       6.281      8.357      15.876        71       N/A         N/A         N/A       N/A         N/A          N/A
   68      $168,000.00     1.000       4.800      7.800      13.800        52       N/A         N/A         N/A       N/A         N/A          N/A
   69      $1,255,120.00   1.000       4.575      7.575      13.575        52       N/A         N/A         N/A       N/A         N/A          N/A
   70      $214,937.89     1.000       2.750      2.750      12.375       110       N/A         N/A         N/A       N/A         N/A          N/A

                                                        ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
                                                  ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS
                                                                      ORIGINAL   REMAINING                        MONTHS TO     MONTHS       INITIAL
                       AGGREGATE     AGGREGATE     GROSS   EXPENSE   AMORTIZATIONTERM TO                          NEXT RATE    BETWEEN      PERIODIC
   LOAN                PRINCIPAL      ORIGINAL    MORTGAGE   FEE        TERM     MATURITY    AGE                  ADJUSTMENT     RATE         RATE
                                                  RATE
  NUMBER     CATEGORY BALANCE ($)   BALANCE ($)     (%)    RATE (%)   (MONTHS)   (MONTHS)  (MONTHS)    INDEX        DATE     ADJUSTMENTS     CAP (%)
    71          I     $1,500,000.00 $1,500,000.00  6.830    0.500       300        348       12       6 Month        24           6           3.000
                                                                                                       Libor
    72          I     $519,000.00   $519,000.00    7.250    0.500       300        353        7       6 Month        29           6           3.000
                                                                                                       Libor
    73          I     $235,550.00   $235,550.00    8.875    0.500       300        339       21       6 Month        39           6           6.000
                                                                                                       Libor
    74          I     $139,999.58   $140,000.00    7.875    0.250       240        349       11       6 Month        49           6           6.000
                                                                                                       Libor
    75          I     $365,000.00   $365,000.00    8.188    0.250       240        350       10       6 Month        50           6           5.740
                                                                                                       Libor
    76          I     $4,336,899.79 $4,339,850.00  6.953    0.473       240        352        8       6 Month        52           6           5.117
                                                                                                       Libor
    77          I     $775,950.00   $775,950.00    6.625    0.500       240        350       10       6 Month        50           6           5.000
                                                                                                       Libor
    78          I     $198,168.38   $199,040.00    8.100    0.500       480        345       15       6 Month         9           6           3.000
                                                                                                       Libor
    79          I     $1,220,405.62 $1,222,600.00  7.822    0.500       600        352        8       6 Month        16           6           3.000
                                                                                                       Libor
    80          I     $239,565.85   $240,000.00    9.350    0.450       480        351        9       6 Month        15           6           2.000
                                                                                                       Libor
    81          I     $2,957,173.87 $2,961,628.00  8.178    0.497       534        353        7       6 Month        17           6           3.000
                                                                                                       Libor
    82          I     $2,435,382.73 $2,442,550.00  8.284    0.473       480        350       10       6 Month        14           6           2.466
                                                                                                       Libor
    83          I     $4,431,030.86 $4,439,748.00  6.974    0.495       559        353        7       6 Month        17           6           3.000
                                                                                                       Libor
    84          I     $623,084.38   $624,000.00    6.250    0.500       600        354        6       6 Month        18           6           3.000
                                                                                                       Libor
    85          I     $117,692.09   $118,000.00    8.300    0.500       480        352        8       6 Month        28           6           3.000
                                                                                                       Libor
    86          I     $151,896.65   $152,000.00    9.090    0.450       600        352        8       6 Month        28           6           3.000
                                                                                                       Libor
    87          I      $71,603.87    $71,725.00   10.540    0.450       480        348       12       6 Month        24           6           3.000
                                                                                                       Libor
    88          I     $1,614,327.48 $1,618,500.00  6.720    0.500       544        352        8       6 Month        28           6           3.000
                                                                                                       Libor
    89          I     $3,413,677.25 $3,419,690.00  8.474    0.500       539        353        7       6 Month        29           6           3.000
                                                                                                       Libor
    90          I     $283,065.70   $284,080.00    6.500    0.500       480        352        8       6 Month        52           6           3.000
                                                                                                       Libor
    91          I     $539,588.55   $540,000.00    8.750    0.500       600        353        7       6 Month        53           6           3.000
                                                                                                       Libor
    92          I     $223,735.48   $224,000.00    6.850    0.500       600        354        6       6 Month        54           6           3.000
                                                                                                       Libor
    93          I     $557,299.24   $536,000.00    8.375    0.375       360        346       14        1 Year         1           1            N/A
                                                                                                      Treasury
    94          I     $782,656.09   $756,000.00    8.383    0.375       480        471        9        1 Year         1           1            N/A
                                                                                                      Treasury
    95          I     $464,590.11   $476,000.00    2.500    0.375       360        348       12        1 Year        48           1            N/A
                                                                                                      Treasury
    96          I     $656,551.43   $650,000.00    7.750    0.375       360        354        6        1 Year        54           1            N/A
                                                                                                      Treasury
    97          I     $443,661.44   $438,400.00    6.906    0.500       240        354        6       6 Month        54           6           6.344
                                                                                                       Libor

                         SUBSEQUENT                                                          NegAm                NegAm     Payment
            AGGREGATE    PERIODIC                MINIMUM   MAXIMUM   REMAINING   NegAm       Recast      NegAm   Initial     Reset
  LOAN      PRINCIPAL      RATE        GROSS     MORTGAGE  MORTGAGE   IO TERM     Max      Frequency    Payment   Recast   Frequency     NegAm
                                                                                                                                       P & I (
 NUMBER    BALANCE ($)    CAP (%)   MARGIN (%)   RATE (%)  RATE (%)  (MONTHS)   Cap (%)     (months)    Cap (%)  (months)   (months)      $ )
   71      $1,500,000.00   1.500       4.250      6.830     12.830      48        N/A         N/A         N/A      N/A        N/A         N/A
   72      $519,000.00     1.000       4.250      7.250     13.250      53        N/A         N/A         N/A      N/A        N/A         N/A
   73      $235,550.00     2.000       2.750      8.875     14.875      39        N/A         N/A         N/A      N/A        N/A         N/A
   74      $139,999.58     2.000       2.250      2.250     13.875      109       N/A         N/A         N/A      N/A        N/A         N/A
   75      $365,000.00     1.740       2.250      2.250     13.928      110       N/A         N/A         N/A      N/A        N/A         N/A
   76      $4,336,899.79   1.117       2.250      2.250     12.070      112       N/A         N/A         N/A      N/A        N/A         N/A
   77      $775,950.00     1.000       2.750      2.750     11.625      110       N/A         N/A         N/A      N/A        N/A         N/A
   78      $198,168.38     1.000       6.100      8.100     14.100       0        N/A         N/A         N/A      N/A        N/A         N/A
   79      $1,220,405.62   1.000       4.875      7.822     14.086       0        N/A         N/A         N/A      N/A        N/A         N/A
   80      $239,565.85     1.500       5.950      9.350     16.350       0        N/A         N/A         N/A      N/A        N/A         N/A
   81      $2,957,173.87   1.000       5.640      7.178     14.592       0        N/A         N/A         N/A      N/A        N/A         N/A
   82      $2,435,382.73   1.267       5.411      8.284     14.818       0        N/A         N/A         N/A      N/A        N/A         N/A
   83      $4,431,030.86   1.000       6.340      6.997     12.974       0        N/A         N/A         N/A      N/A        N/A         N/A
   84      $623,084.38     1.000       6.250      6.250     12.250       0        N/A         N/A         N/A      N/A        N/A         N/A
   85      $117,692.09     1.000       4.840      8.300     14.300       0        N/A         N/A         N/A      N/A        N/A         N/A
   86      $151,896.65     1.000       7.090      9.090     16.090       0        N/A         N/A         N/A      N/A        N/A         N/A
   87       $71,603.87     1.000       9.540      10.540    16.540       0        N/A         N/A         N/A      N/A        N/A         N/A
   88      $1,614,327.48   1.000       6.370      6.818     12.720       0        N/A         N/A         N/A      N/A        N/A         N/A
   89      $3,413,677.25   1.000       6.976      8.474     14.474       0        N/A         N/A         N/A      N/A        N/A         N/A
   90      $283,065.70     1.000       3.500      6.500     12.500       0        N/A         N/A         N/A      N/A        N/A         N/A
   91      $539,588.55     1.000       5.750      8.750     15.750       0        N/A         N/A         N/A      N/A        N/A         N/A
   92      $223,735.48     1.000       6.250      6.850     12.850       0        N/A         N/A         N/A      N/A        N/A         N/A
   93      $557,299.24      N/A        3.375      3.375     12.000       0        110          60         7.5       12         12      $2,129.75
   94      $782,656.09      N/A        3.400      3.400     9.950        0        110          60         7.5       60         12      $2,048.51
   95      $464,590.11      N/A        2.950      2.950     9.950        0        110          1          7.5      120         12      $1,880.78
   96      $656,551.43      N/A        2.250      2.250     9.950        0        115          1          7.5      120         12      $2,568.29
   97      $443,661.44     1.000       2.250      2.250     13.250      114       115          1          N/A       0          6       $3,836.00

                                                        ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
                                                  ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS
                                                                        ORIGINAL    REMAINING                            MONTHS TO     MONTHS    INITIAL
                        AGGREGATE      AGGREGATE     GROSS    EXPENSE   AMORTIZATION TERM TO                             NEXT RATE    BETWEEN    PERIODIC
   LOAN                 PRINCIPAL      ORIGINAL     MORTGAGE    FEE       TERM       MATURITY      AGE                   ADJUSTMENT     RATE      RATE
                                                    RATE                                                                                         CAP
  NUMBER*    CATEGORY  BALANCE ($)    BALANCE ($)     (%)    RATE (%)   (MONTHS)     (MONTHS)    (MONTHS)     INDEX         DATE     ADJUSTMENTS  (%)
    98          I      $303,730.25    $316,700.00   13.196     2.223       360         307          53       6 Month         4           6       2.564
                                                                                                              Libor
    99          I     $8,371,781.94  $9,221,273.00  12.102     1.342       360         308          52       6 Month         3           6       2.692
                                                                                                              Libor
    100         I      $116,515.96    $121,600.00   12.400     2.480       360         310          50       6 Month         4           6       3.000
                                                                                                              Libor
    101         I      $67,506.06     $70,400.00    11.250     2.385       360         310          50       6 Month         4           6       3.000
                                                                                                              Libor
    102         I      $77,487.69     $84,800.00    14.875     0.500       360         310          50       6 Month         4           6       3.000
                                                                                                              Libor
    103         I      $29,040.08     $38,500.00    11.875     0.375       360         309          51       6 Month         3           6       3.000
                                                                                                              Libor
    104         I      $93,476.48     $97,200.00    11.875     0.500       360         310          50       6 Month         4           6       3.000
                                                                                                              Libor
    105         I      $239,827.56    $250,000.00   11.875     0.375       360         302          58       6 Month         2           6       3.000
                                                                                                              Libor
    106         I     $2,278,406.42  $2,372,980.00  12.218     1.596       360         308          52       6 Month         4           6       2.877
                                                                                                              Libor
    107         I      $48,914.17     $51,000.00    13.125     2.055       360         304          56       6 Month         4           6       3.000
                                                                                                              Libor
    108         I      $108,951.47    $119,700.00   12.569     1.191       360         311          49       6 Month         5           6       3.000
                                                                                                              Libor
    109         I      $33,598.30     $35,000.00    12.125     2.005       360         301          59       6 Month         1           6       3.000
                                                                                                              Libor
    110         I      $24,942.85     $34,650.00    13.250     2.055       360         304          56       6 Month         4           6       3.000
                                                                                                              Libor
    111         I      $267,949.55    $268,850.00    8.600     0.500       336         334          26       6 Month         4           6       1.500
                                                                                                              Libor
    112        II      $406,461.07    $413,651.02    7.364     0.250       349         335          14     1 Year Libor      7           12      2.000
    113        II      $83,479.41     $83,900.00     9.000     0.250       360         352          8      1 Year Libor      28          12      2.000
    114        II      $104,407.16    $105,300.00   10.400     0.450       360         345          15       6 Month         9           6       2.000
                                                                                                              Libor
    115        II      $290,932.80    $294,200.00    8.372     0.500       360         343          17       6 Month         7           6       3.000
                                                                                                              Libor
    116        II      $258,655.56    $260,000.00    7.250     0.450       480         346          14       6 Month         10          6       3.000
                                                                                                              Libor
    117        II      $246,966.47    $250,181.00    8.387     0.500       360         340          20       6 Month         9           6       2.000
                                                                                                              Libor
    118        II     $1,873,378.82  $1,883,320.00   8.215     0.495       360         352          8        6 Month         16          6       3.000
                                                                                                              Libor
    119        II      $147,577.06    $148,500.00    7.990     0.450       360         351          9        6 Month         15          6       2.000
                                                                                                              Libor
    120        II     $13,530,170.03 $13,591,795.00  8.932     0.496       360         352          8        6 Month         16          6       2.913
                                                                                                              Libor
    121        II      $636,919.45    $643,800.00    8.213     0.475       360         347          13       6 Month         21          6       3.000
                                                                                                              Libor
    122        II     $8,095,197.44  $8,132,815.00   9.179     0.500       360         352          8        6 Month         16          6       2.944
                                                                                                              Libor
    123        II      $74,139.77     $74,587.46     9.190     0.500       360         349          11       6 Month         13          6       3.000
                                                                                                              Libor
    124        II      $219,512.94    $220,500.00    9.900     0.500       360         352          8        6 Month         16          6       3.000
                                                                                                              Libor

*REPLINES 98 TO 111 AND 193 TO 222 HAVE ALREADY RESET AT LEAST ONCE.

                          SUBSEQUENT                                                            NegAm                NegAm      Payment
             AGGREGATE     PERIODIC                 MINIMUM   MAXIMUM   REMAINING   NegAm      Recast      NegAm    Initial      Reset
  LOAN       PRINCIPAL       RATE        GROSS     MORTGAGE   MORTGAGE   IO TERM     Max      Frequency   Payment    Recast    Frequency      NegAm
                                                                                                                                            P & I ( $
 NUMBER*    BALANCE ($)     CAP (%)    MARGIN (%)  RATE (%)   RATE (%)  (MONTHS)   Cap (%)     (months)   Cap (%)   (months)    (months)        )
   98       $303,730.25      1.000       7.967       8.104     14.494       0        N/A         N/A        N/A       N/A         N/A          N/A
   99      $8,371,781.94     1.096       7.118       7.650     13.941       0        N/A         N/A        N/A       N/A         N/A          N/A
   100      $116,515.96      1.000       7.550       7.550     12.400       0        N/A         N/A        N/A       N/A         N/A          N/A
   101      $67,506.06       1.000       5.900       5.900     11.900       0        N/A         N/A        N/A       N/A         N/A          N/A
   102      $77,487.69       1.000       9.550       9.850     15.850       0        N/A         N/A        N/A       N/A         N/A          N/A
   103      $29,040.08       1.000       6.500       6.700     12.700       0        N/A         N/A        N/A       N/A         N/A          N/A
   104      $93,476.48       1.000       6.550       6.550     12.400       0        N/A         N/A        N/A       N/A         N/A          N/A
   105      $239,827.56      1.000       6.600       6.750     12.750       0        N/A         N/A        N/A       N/A         N/A          N/A
   106     $2,278,406.42     1.129       7.101       7.645     14.077       0        N/A         N/A        N/A       N/A         N/A          N/A
   107      $48,914.17       1.000       7.750       8.250     14.250       0        N/A         N/A        N/A       N/A         N/A          N/A
   108      $108,951.47      1.000       7.194       7.613     13.613       0        N/A         N/A        N/A       N/A         N/A          N/A
   109      $33,598.30       1.000       6.750       7.750     13.750       0        N/A         N/A        N/A       N/A         N/A          N/A
   110      $24,942.85       1.000       7.850       8.640     14.640       0        N/A         N/A        N/A       N/A         N/A          N/A
   111      $267,949.55      1.500       5.500       7.100     14.100       0        N/A         N/A        N/A       N/A         N/A          N/A
   112      $406,461.07      2.000       5.061       5.061     9.797        0        N/A         N/A        N/A       N/A         N/A          N/A
   113      $83,479.41       2.000       4.250       4.250     15.000       0        N/A         N/A        N/A       N/A         N/A          N/A
   114      $104,407.16      1.500       6.300      10.400     17.400       0        N/A         N/A        N/A       N/A         N/A          N/A
   115      $290,932.80      1.000       6.425       8.372     14.372       0        N/A         N/A        N/A       N/A         N/A          N/A
   116      $258,655.56      1.000       6.250       7.250     13.250       0        N/A         N/A        N/A       N/A         N/A          N/A
   117      $246,966.47      1.000       6.152       8.387     14.387       0        N/A         N/A        N/A       N/A         N/A          N/A
   118     $1,873,378.82     1.000       5.318       8.215     14.408       0        N/A         N/A        N/A       N/A         N/A          N/A
   119      $147,577.06      1.500       6.050       7.990     14.990       0        N/A         N/A        N/A       N/A         N/A          N/A
   120     $13,530,170.03    1.077       5.979       8.086     15.367       0        N/A         N/A        N/A       N/A         N/A          N/A
   121      $636,919.45      1.000       6.747       8.213     14.357       0        N/A         N/A        N/A       N/A         N/A          N/A
   122     $8,095,197.44     1.098       6.002       8.120     15.458       0        N/A         N/A        N/A       N/A         N/A          N/A
   123      $74,139.77       1.000       8.000       9.190     15.190       0        N/A         N/A        N/A       N/A         N/A          N/A
   124      $219,512.94      1.000       6.500       9.900     15.900       0        N/A         N/A        N/A       N/A         N/A          N/A

*REPLINES 98 TO 111 AND 193 TO 222 HAVE ALREADY RESET AT LEAST ONCE.

                                                      ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
                                                ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS
                                                                        ORIGINAL   REMAINING                         MONTHS TO     MONTHS    INITIAL
                         AGGREGATE     AGGREGATE     GROSS   EXPENSE   AMORTIZATIONTERM TO                           NEXT RATE    BETWEEN    PERIODIC
    LOAN                 PRINCIPAL      ORIGINAL    MORTGAGE   FEE        TERM     MATURITY    AGE                   ADJUSTMENT     RATE      RATE
                                                    RATE                                                                                     CAP
   NUMBER     CATEGORY  BALANCE ($)   BALANCE ($)     (%)    RATE (%)   (MONTHS)   (MONTHS)  (MONTHS)     INDEX         DATE     ADJUSTMENTS  (%)
    125         II      $815,692.18   $820,000.00    8.360    0.500       360        354        6        6 Month         18          6       3.000
                                                                                                          Libor
    126         II     $9,543,871.81  $9,593,392.00  7.866    0.500       360        353        7        6 Month         17          6       3.000
                                                                                                          Libor
    127         II     $1,105,299.87  $1,116,850.00  7.961    0.500       360        346        14       6 Month         15          6       2.593
                                                                                                          Libor
    128         II     $2,807,082.89  $2,819,657.00  9.126    0.500       360        352        8        6 Month         17          6       2.933
                                                                                                          Libor
    129         II      $457,898.13   $460,000.00    6.500    0.500       360        355        5        6 Month         31          6       3.000
                                                                                                          Libor
    130         II      $355,870.41   $358,000.00    8.266    0.488       360        351        9        6 Month         27          6       3.000
                                                                                                          Libor
    131         II      $251,658.73   $253,000.00    8.731    0.450       360        351        9        6 Month         27          6       2.534
                                                                                                          Libor
    132         II      $155,076.45   $156,200.00    7.250    0.450       360        351        9        6 Month         27          6       3.000
                                                                                                          Libor
    133         II     $1,804,186.65  $1,816,250.00  7.861    0.484       360        352        8        6 Month         28          6       2.694
                                                                                                          Libor
    134         II     $1,449,053.91  $1,456,650.00  8.846    0.500       360        352        8        6 Month         28          6       3.000
                                                                                                          Libor
    135         II      $302,392.07   $304,000.00    7.990    0.500       360        353        7        6 Month         29          6       3.000
                                                                                                          Libor
    136         II     $4,604,167.27  $4,627,695.00  7.989    0.500       360        353        7        6 Month         29          6       3.000
                                                                                                          Libor
    137         II      $409,846.95   $412,000.00    8.250    0.500       360        352        8        6 Month         52          6       3.000
                                                                                                          Libor
    138         II     $1,121,554.09  $1,131,600.00  6.631    0.500       360        350        10       6 Month         50          6       3.000
                                                                                                          Libor
    139         II      $823,567.94   $823,568.00    6.500    0.250       324        350        10     1 Year Libor      26          12      2.000
    140         II      $253,600.00   $253,600.00    7.250    0.500       240        345        15     1 Year Libor      45          12      5.000
    141         II      $469,849.35   $470,000.00    6.250    0.250       240        343        17     1 Year Libor     103          12      5.000
    142         II      $160,000.00   $160,000.00    6.250    0.500       300        352        8         1 Year         52          12      5.000
                                                                                                         Treasury
    143         II      $152,000.00   $152,000.00    7.625    0.500       300        335        25       6 Month         11          6       3.000
                                                                                                          Libor
    144         II      $220,000.00   $220,000.00    9.450    0.500       240        354        6        6 Month         18          6       3.000
                                                                                                          Libor
    145         II     $6,007,762.02  $6,009,595.00  8.631    0.497       292        353        7        6 Month         17          6       2.845
                                                                                                          Libor
    146         II     $1,893,080.00  $1,893,080.00  8.624    0.500       300        353        7        6 Month         17          6       2.766
                                                                                                          Libor
    147         II      $226,949.99   $226,950.00    6.950    0.500       300        349        11       6 Month         13          6       3.000
                                                                                                          Libor
    148         II      $798,000.00   $798,000.00    8.950    0.450       300        351        9        6 Month         15          6       3.000
                                                                                                          Libor
    149         II     $2,883,812.00  $2,883,812.00  7.531    0.500       300        353        7        6 Month         17          6       2.638
                                                                                                          Libor
    150         II      $118,748.00   $118,750.00    8.500    0.500       300        343        17       6 Month         19          6       2.000
                                                                                                          Libor
    151         II      $267,000.00   $267,000.00    8.638    0.450       300        350        10       6 Month         14          6       3.000
                                                                                                          Libor

                           SUBSEQUENT                                                       NegAm               NegAm     Payment
              AGGREGATE    PERIODIC              MINIMUM   MAXIMUM   REMAINING   NegAm     Recast     NegAm    Initial     Reset
   LOAN       PRINCIPAL      RATE       GROSS    MORTGAGE  MORTGAGE   IO TERM     Max     Frequency  Payment    Recast   Frequency     NegAm
                                      MARGIN
  NUMBER     BALANCE ($)    CAP (%)      (%)     RATE (%)  RATE (%)  (MONTHS)   Cap (%)    (months)  Cap (%)   (months)  (months)   P & I ( $ )
    125      $815,692.18     1.000      7.360     8.360     14.360       0        N/A        N/A       N/A       N/A        N/A         N/A
    126      $9,543,871.81   1.007      6.801     7.871     13.866       0        N/A        N/A       N/A       N/A        N/A         N/A
    127      $1,105,299.87   1.000      6.169     7.961     13.961       0        N/A        N/A       N/A       N/A        N/A         N/A
    128      $2,807,082.89   1.033      7.115     9.126     15.126       0        N/A        N/A       N/A       N/A        N/A         N/A
    129      $457,898.13     1.000      6.000     6.000     12.500       0        N/A        N/A       N/A       N/A        N/A         N/A
    130      $355,870.41     1.000      5.705     7.213     14.266       0        N/A        N/A       N/A       N/A        N/A         N/A
    131      $251,658.73     1.000      5.451     8.731     14.731       0        N/A        N/A       N/A       N/A        N/A         N/A
    132      $155,076.45     1.000      4.250     7.250     13.250       0        N/A        N/A       N/A       N/A        N/A         N/A
    133      $1,804,186.65   1.200      6.073     7.456     14.418       0        N/A        N/A       N/A       N/A        N/A         N/A
    134      $1,449,053.91   1.000      5.762     8.846     15.216       0        N/A        N/A       N/A       N/A        N/A         N/A
    135      $302,392.07     1.000      6.990     7.990     13.990       0        N/A        N/A       N/A       N/A        N/A         N/A
    136      $4,604,167.27   1.000      6.234     7.989     13.989       0        N/A        N/A       N/A       N/A        N/A         N/A
    137      $409,846.95     1.000      5.050     8.250     14.250       0        N/A        N/A       N/A       N/A        N/A         N/A
    138      $1,121,554.09   1.037      6.732     7.078     12.706       0        N/A        N/A       N/A       N/A        N/A         N/A
    139      $823,567.94     2.000      2.750     2.750     12.500      26        N/A        N/A       N/A       N/A        N/A         N/A
    140      $253,600.00     2.000      1.875     1.875     12.250      105       N/A        N/A       N/A       N/A        N/A         N/A
    141      $469,849.35     2.000      2.250     2.250     11.250      103       N/A        N/A       N/A       N/A        N/A         N/A
    142      $160,000.00     2.000      2.750     2.750     12.250      52        N/A        N/A       N/A       N/A        N/A         N/A
    143      $152,000.00     1.000      6.625     7.625     13.625      35        N/A        N/A       N/A       N/A        N/A         N/A
    144      $220,000.00     1.000      6.000     6.000     15.450      114       N/A        N/A       N/A       N/A        N/A         N/A
    145      $6,007,762.02   1.069      5.764     7.591     15.228      61        N/A        N/A       N/A       N/A        N/A         N/A
    146      $1,893,080.00   1.078      5.135     7.766     15.410      53        N/A        N/A       N/A       N/A        N/A         N/A
    147      $226,949.99     1.000      3.950     6.950     12.950      49        N/A        N/A       N/A       N/A        N/A         N/A
    148      $798,000.00     1.000      5.950     8.950     14.950      51        N/A        N/A       N/A       N/A        N/A         N/A
    149      $2,883,812.00   1.000      5.745     7.531     14.119      53        N/A        N/A       N/A       N/A        N/A         N/A
    150      $118,748.00     1.000      5.500     8.500     14.500      43        N/A        N/A       N/A       N/A        N/A         N/A
    151      $267,000.00     1.000      5.638     8.638     14.638      50        N/A        N/A       N/A       N/A        N/A         N/A

                                                        ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
                                                  ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS
                                                                        ORIGINAL   REMAINING                           MONTHS TO   MONTHS     INITIAL
                        AGGREGATE      AGGREGATE     GROSS    EXPENSE   AMORTIZATIONTERM TO                            NEXT RATE   BETWEEN   PERIODIC
   LOAN                 PRINCIPAL      ORIGINAL     MORTGAGE    FEE       TERM      MATURITY     AGE                   ADJUSTMENT   RATE       RATE
                                                    RATE                                                                                    S
  NUMBER    CATEGORY   BALANCE ($)    BALANCE ($)     (%)    RATE (%)   (MONTHS)    (MONTHS)   (MONTHS)     INDEX        DATE     ADJUSTMENT  CAP (%)
   152         II      $291,488.77    $292,000.00    6.500     0.500       300        355         5        6 Month        31          6        3.000
                                                                                                            Libor
   153         II      $150,973.97    $152,000.00    6.000     0.250       240        334         26       6 Month        34          6        6.000
                                                                                                            Libor
   154         II      $737,980.50    $738,000.00   10.200     0.450       300        350         10       6 Month        26          6        3.000
                                                                                                            Libor
   155         II      $870,544.21    $871,250.00    6.704     0.500       300        352         8        6 Month        28          6        3.000
                                                                                                            Libor
   156         II      $254,655.78    $255,000.00    7.500     0.500       300        352         8        6 Month        28          6        3.000
                                                                                                            Libor
   157         II      $729,605.65    $730,000.00    7.061     0.500       300        352         8        6 Month        28          6        2.000
                                                                                                            Libor
   158         II      $337,524.24    $337,600.00    7.875     0.500       240        346         14       6 Month        46          6        6.000
                                                                                                            Libor
   159         II      $219,950.00    $219,950.00    6.500     0.500       240        347         13       6 Month        47          6        5.000
                                                                                                            Libor
   160         II      $339,950.00    $339,950.00    5.000     0.500       240        350         10       6 Month        50          6        5.000
                                                                                                            Libor
   161         II      $240,797.84    $240,800.00    8.000     0.250       240        350         10       6 Month        50          6        5.000
                                                                                                            Libor
   162         II      $516,799.98    $516,800.00    7.600     0.500       300        351         9        6 Month        51          6        3.000
                                                                                                            Libor
   163         II     $3,220,739.56  $3,221,420.00   7.243     0.460       255        353         7        6 Month        53          6        4.388
                                                                                                            Libor
   164         II     $2,148,000.00  $2,148,000.00   6.827     0.500       240        351         9        6 Month        51          6        5.000
                                                                                                            Libor
   165         II      $914,465.12    $917,200.00    9.268     0.483       500        345         15       6 Month         9          6        2.566
                                                                                                            Libor
   166         II      $218,855.73    $220,000.00    6.950     0.450       480        347         13       6 Month        11          6        3.000
                                                                                                            Libor
   167         II      $445,494.20    $446,250.00    8.115     0.500       480        354         6        6 Month        18          6        2.468
                                                                                                            Libor
   168         II      $144,694.69    $145,000.00    8.375     0.450       480        352         8        6 Month        16          6        3.000
                                                                                                            Libor
   169         II      $238,481.99    $239,200.00    8.600     0.500       480        348         12       6 Month        12          6        3.000
                                                                                                            Libor
   170         II     $11,996,472.25 $12,018,467.00  8.102     0.497       527        353         7        6 Month        17          6        2.573
                                                                                                            Libor
   171         II      $369,517.44    $370,000.00    7.990     0.450       600        350         10       6 Month        14          6        3.000
                                                                                                            Libor
   172         II     $1,151,434.44  $1,154,750.00   7.824     0.500       578        349         11       6 Month        15          6        3.000
                                                                                                            Libor
   173         II     $5,290,411.65  $5,297,637.00   9.106     0.488       532        352         8        6 Month        16          6        3.000
                                                                                                            Libor
   174         II     $2,089,973.87  $2,093,300.00   8.134     0.500       543        353         7        6 Month        17          6        3.000
                                                                                                            Libor
   175         II     $17,986,138.04 $18,013,760.00  7.585     0.499       556        353         7        6 Month        17          6        3.000
                                                                                                            Libor
   176         II      $995,135.01    $997,970.00    6.855     0.500       516        352         8        6 Month        16          6        3.000
                                                                                                            Libor
   177         II     $3,478,664.02  $3,486,000.00   8.302     0.500       504        353         7        6 Month        17          6        3.000
                                                                                                            Libor
   178         II      $837,469.21    $839,900.00    7.869     0.500       480        351         9        6 Month        27          6        3.000
                                                                                                            Libor

                            SUBSEQUENT                                                            NegAm                NegAm     Payment
               AGGREGATE     PERIODIC                 MINIMUM   MAXIMUM   REMAINING   NegAm      Recast      NegAm    Initial     Reset
   LOAN        PRINCIPAL       RATE         GROSS     MORTGAGE  MORTGAGE   IO TERM     Max      Frequency   Payment    Recast   Frequency     NegAm
                                                                                                                                            P & I ( $
  NUMBER      BALANCE ($)     CAP (%)    MARGIN (%)   RATE (%)  RATE (%)  (MONTHS)   Cap (%)     (months)   Cap (%)   (months)   (months)       )
    152       $291,488.77      1.000        2.750      2.750     12.500      55        N/A         N/A        N/A       N/A        N/A         N/A
    153       $150,973.97      1.000        2.750      2.750     12.000      94        N/A         N/A        N/A       N/A        N/A         N/A
    154       $737,980.50      1.000        7.250      10.200    16.200      50        N/A         N/A        N/A       N/A        N/A         N/A
    155       $870,544.21      1.000        3.792      6.704     12.704      52        N/A         N/A        N/A       N/A        N/A         N/A
    156       $254,655.78      1.000        4.500      7.500     13.500      52        N/A         N/A        N/A       N/A        N/A         N/A
    157       $729,605.65      1.000        6.075      7.061     14.061      52        N/A         N/A        N/A       N/A        N/A         N/A
    158       $337,524.24      2.000        2.750      7.875     13.875      106       N/A         N/A        N/A       N/A        N/A         N/A
    159       $219,950.00      1.000        2.250      2.250     11.500      107       N/A         N/A        N/A       N/A        N/A         N/A
    160       $339,950.00      1.000        2.250      2.250     10.000      110       N/A         N/A        N/A       N/A        N/A         N/A
    161       $240,797.84      1.000        2.250      3.000     13.000      110       N/A         N/A        N/A       N/A        N/A         N/A
    162       $516,799.98      1.500        5.650      7.600     14.600      51        N/A         N/A        N/A       N/A        N/A         N/A
    163      $3,220,739.56     1.226        3.341      4.014     12.889      98        N/A         N/A        N/A       N/A        N/A         N/A
    164      $2,148,000.00     1.000        2.750      2.750     11.827      111       N/A         N/A        N/A       N/A        N/A         N/A
    165       $914,465.12      1.145        7.188      9.268     15.675       0        N/A         N/A        N/A       N/A        N/A         N/A
    166       $218,855.73      1.000        6.250      6.950     12.950       0        N/A         N/A        N/A       N/A        N/A         N/A
    167       $445,494.20      1.177        6.085      8.115     15.133       0        N/A         N/A        N/A       N/A        N/A         N/A
    168       $144,694.69      1.000        5.125      5.125     14.375       0        N/A         N/A        N/A       N/A        N/A         N/A
    169       $238,481.99      1.000        5.600      8.600     14.600       0        N/A         N/A        N/A       N/A        N/A         N/A
    170      $11,996,472.25    1.160        5.845      7.572     14.685       0        N/A         N/A        N/A       N/A        N/A         N/A
    171       $369,517.44      1.000        6.875      7.990     13.990       0        N/A         N/A        N/A       N/A        N/A         N/A
    172      $1,151,434.44     1.254        6.335      7.824     14.642       0        N/A         N/A        N/A       N/A        N/A         N/A
    173      $5,290,411.65     1.000        5.932      8.452     15.578       0        N/A         N/A        N/A       N/A        N/A         N/A
    174      $2,089,973.87     1.000        6.974      8.134     14.134       0        N/A         N/A        N/A       N/A        N/A         N/A
    175      $17,986,138.04    1.000        6.726      7.593     13.585       0        N/A         N/A        N/A       N/A        N/A         N/A
    176       $995,135.01      1.000        6.250      6.855     12.855       0        N/A         N/A        N/A       N/A        N/A         N/A
    177      $3,478,664.02     1.017        6.784      8.302     14.302       0        N/A         N/A        N/A       N/A        N/A         N/A
    178       $837,469.21      1.000        4.869      7.869     13.869       0        N/A         N/A        N/A       N/A        N/A         N/A

                                                        ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
                                                  ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS
                                                                        ORIGINAL    REMAINING                         MONTHS TO    MONTHS     INITIAL
                       AGGREGATE      AGGREGATE     GROSS    EXPENSE   AMORTIZATION  TERM TO                          NEXT RATE    BETWEEN    PERIODIC
   LOAN                PRINCIPAL      ORIGINAL     MORTGAGE    FEE        TERM      MATURITY     AGE                  ADJUSTMENT    RATE        RATE
                                                   RATE
 NUMBER*    CATEGORY  BALANCE ($)    BALANCE ($)     (%)    RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)     INDEX       DATE     ADJUSTMENTS  CAP (%)
   179        II      $331,475.64    $332,000.00    9.359     0.500        480         352        8        6 Month       28           6        3.000
                                                                                                            Libor
   180        II      $142,091.91    $142,500.00    7.725     0.450        480         351        9        6 Month       27           6        3.000
                                                                                                            Libor
   181        II     $1,738,705.25  $1,744,030.00   8.475     0.495        480         352        8        6 Month       28           6        3.000
                                                                                                            Libor
   182        II     $2,142,902.29  $2,146,929.00   8.723     0.497        511         352        8        6 Month       28           6        2.950
                                                                                                            Libor
   183        II      $215,621.39    $216,000.00    7.990     0.500        480         354        6        6 Month       30           6        3.000
                                                                                                            Libor
   184        II     $6,322,088.44  $6,333,000.00   7.495     0.496        545         353        7        6 Month       29           6        3.000
                                                                                                            Libor
   185        II     $6,984,847.23  $6,999,612.00   8.217     0.500        504         352        8        6 Month       28           6        3.000
                                                                                                            Libor
   186        II      $148,520.59    $149,000.00    8.650     0.450        480         347        13       6 Month       47           6        3.000
                                                                                                            Libor
   187        II      $884,206.45    $886,500.00    7.850     0.500        480         352        8        6 Month       52           6        3.000
                                                                                                            Libor
   188        II     $1,197,912.71  $1,200,935.00   7.916     0.500        503         352        8        6 Month       52           6        3.000
                                                                                                            Libor
   189        II     $1,209,040.95  $1,212,200.00   7.182     0.500        531         352        8        6 Month       52           6        3.000
                                                                                                            Libor
   190        II      $193,567.46    $183,200.00    8.000     0.375        360         340        20       1 Year         1           1         N/A
                                                                                                          Treasury
   191        II      $165,702.44    $161,000.00    8.625     0.375        480         469        11       1 Year         1           1         N/A
                                                                                                          Treasury
   192        II      $69,776.20     $69,600.00     8.125     0.375        360         353        7        1 Year        53           1         N/A
                                                                                                          Treasury
   193        II      $225,158.46    $232,217.00   12.945     1.644        360         310        50       6 Month        4           6        3.000
                                                                                                            Libor
   194        II      $295,000.42    $297,908.89   12.263     0.500        336         320        16       6 Month        2           6        3.126
                                                                                                            Libor
   195        II      $244,390.03    $246,401.58   12.577     1.045        321         306        15       6 Month        5           6        1.941
                                                                                                            Libor
   196        II      $565,797.94    $585,500.00   13.707     1.481        360         306        54       6 Month        4           6        3.000
                                                                                                            Libor
   197        II     $30,039,290.84 $31,404,849.00 12.186     1.135        360         309        51       6 Month        3           6        2.742
                                                                                                            Libor
   198        II      $32,951.14     $33,800.00    14.375     0.500        360         303        57       6 Month        3           6        3.000
                                                                                                            Libor
   199        II      $116,802.38    $123,250.00   10.650     2.355        360         309        51       6 Month        3           6        3.000
                                                                                                            Libor
   200        II      $124,068.39    $130,100.00   12.730     0.429        360         303        57       6 Month        5           6        1.432
                                                                                                            Libor
   201        II      $58,531.67     $63,600.00    12.500     2.005        360         302        58       6 Month        2           6        3.000
                                                                                                            Libor
   202        II      $164,831.83    $170,495.00   13.250     2.486        360         310        50       6 Month        4           6        3.000
                                                                                                            Libor
   203        II      $90,786.26     $94,400.00    12.750     2.005        360         302        58       6 Month        2           6        3.000
                                                                                                            Libor
   204        II      $73,313.44     $76,500.00    11.625     2.480        360         310        50       6 Month        4           6        3.000
                                                                                                            Libor
   205        II      $65,527.72     $67,500.00    13.000     0.375        360         304        56       6 Month        4           6        3.000
                                                                                                            Libor

*REPLINES 98 TO 111 AND 193 TO 222 HAVE ALREADY RESET AT LEAST ONCE.

                            SUBSEQUENT                                                         NegAm                 NegAm      Payment
               AGGREGATE    PERIODIC                MINIMUM   MAXIMUM   REMAINING  NegAm      Recast       NegAm    Initial      Reset
   LOAN        PRINCIPAL      RATE       GROSS     MORTGAGE   MORTGAGE  IO TERM     Max      Frequency    Payment    Recast    Frequency       NegAm
  NUMBER*     BALANCE ($)    CAP (%)   MARGIN (%)  RATE (%)   RATE (%)  (MONTHS)  Cap (%)     (months)    Cap (%)   (months)    (months)    P & I ( $ )
    179       $331,475.64     1.000      6.181       9.359     15.359      0        N/A         N/A         N/A       N/A         N/A           N/A
    180       $142,091.91     1.000      4.725       7.725     13.725      0        N/A         N/A         N/A       N/A         N/A           N/A
    181      $1,738,705.25    1.000      5.900       8.475     14.914      0        N/A         N/A         N/A       N/A         N/A           N/A
    182      $2,142,902.29    1.025      5.388       8.545     14.948      0        N/A         N/A         N/A       N/A         N/A           N/A
    183       $215,621.39     1.000      5.850       7.990     13.990      0        N/A         N/A         N/A       N/A         N/A           N/A
    184      $6,322,088.44    1.000      6.508       7.495     13.495      0        N/A         N/A         N/A       N/A         N/A           N/A
    185      $6,984,847.23    1.000      6.379       8.217     14.217      0        N/A         N/A         N/A       N/A         N/A           N/A
    186       $148,520.59     1.000      7.650       8.650     14.650      0        N/A         N/A         N/A       N/A         N/A           N/A
    187       $884,206.45     1.000      4.850       7.850     13.850      0        N/A         N/A         N/A       N/A         N/A           N/A
    188      $1,197,912.71    1.000      5.511       7.577     13.916      0        N/A         N/A         N/A       N/A         N/A           N/A
    189      $1,209,040.95    1.000      6.250       7.182     13.182      0        N/A         N/A         N/A       N/A         N/A           N/A
    190       $193,567.46      N/A       3.075       3.075     9.950       0        115         60         7.500       60          12         $633.43
    191       $165,702.44      N/A       3.650       3.650     9.950       0        115         60         7.500       60          12         $648.06
    192       $69,776.20       N/A       2.250       2.250     9.950       0        115          1         7.500      120          12         $293.44
    193       $225,158.46     1.500      7.588       8.029     15.029      0        N/A         N/A         N/A       N/A         N/A           N/A
    194       $295,000.42     1.142      8.336       9.057     15.341      0        N/A         N/A         N/A       N/A         N/A           N/A
    195       $244,390.03     1.353      7.235       7.732     14.438      0        N/A         N/A         N/A       N/A         N/A           N/A
    196       $565,797.94     1.000      8.430       8.652     14.609      0        N/A         N/A         N/A       N/A         N/A           N/A
    197      $30,039,290.84   1.113      7.178       7.694     13.953      0        N/A         N/A         N/A       N/A         N/A           N/A
    198       $32,951.14      1.000      9.000      10.000     16.000      0        N/A         N/A         N/A       N/A         N/A           N/A
    199       $116,802.38     1.000      5.900       5.900     11.650      0        N/A         N/A         N/A       N/A         N/A           N/A
    200       $124,068.39     1.000      7.355       7.497     14.037      0        N/A         N/A         N/A       N/A         N/A           N/A
    201       $58,531.67      1.000      7.125       8.375     14.375      0        N/A         N/A         N/A       N/A         N/A           N/A
    202       $164,831.83     1.000      7.889       8.759     14.759      0        N/A         N/A         N/A       N/A         N/A           N/A
    203       $90,786.26      1.000      7.375       7.790     13.790      0        N/A         N/A         N/A       N/A         N/A           N/A
    204       $73,313.44      1.000      6.240       6.490     12.490      0        N/A         N/A         N/A       N/A         N/A           N/A
    205       $65,527.72      1.000      7.500       8.625     14.625      0        N/A         N/A         N/A       N/A         N/A           N/A

*REPLINES 98 TO 111 AND 193 TO 222 HAVE ALREADY RESET AT LEAST ONCE.

                                                                 ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
                                                           ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS
                                                                                  ORIGINAL     REMAINING                               MONTHS TO    MONTHS      INITIAL
                          AGGREGATE     AGGREGATE       GROSS       EXPENSE     AMORTIZATION    TERM TO                                NEXT RATE    BETWEEN    PERIODIC
    LOAN                  PRINCIPAL      ORIGINAL     MORTGAGE        FEE           TERM        MATURITY        AGE                    ADJUSTMENT    RATE        RATE
  NUMBER*     CATEGORY   BALANCE ($)   BALANCE ($)    RATE (%)      RATE (%)      (MONTHS)      (MONTHS)     (MONTHS)       INDEX        DATE     ADJUSTMENTS   CAP (%)
    206          II       $32,985.60    $34,000.00     14.375        2.130          360           302           58         6 Month         2           6         1.000
                                                                                                                            Libor
    207          II       $66,926.32    $70,400.00     12.375        2.510          360           310           50         6 Month         4           6         3.000
                                                                                                                            Libor
    208          II      $291,366.02   $305,150.00     11.951        2.091          360           308           52         6 Month         3           6         3.000
                                                                                                                            Libor
    209          II      $330,177.87   $343,725.00     13.045        2.123          360           309           51         6 Month         4           6         3.000
                                                                                                                            Libor
    210          II      $296,460.33   $308,443.00     12.773        0.435          360           307           53         6 Month         3           6         3.000
                                                                                                                            Libor
    211          II      $126,497.33   $130,050.00     13.250        2.510          360           310           50         6 Month         4           6         3.000
                                                                                                                            Libor
    212          II      $330,859.90   $338,288.35     10.140        0.647          340           316           24         6 Month         4           6         2.295
                                                                                                                            Libor
    213          II       $60,891.79    $63,200.00     13.000        2.130          360           303           57         6 Month         3           6         3.000
                                                                                                                            Libor
    214          II      $6,358,702.45 $6,598,865.00   12.655        1.402          360           308           52         6 Month         4           6         2.858
                                                                                                                            Libor
    215          II      $509,664.57   $516,000.00      9.150        0.500          480           336           24         6 Month         6           6         3.000
                                                                                                                            Libor
    216          II       $82,180.13    $85,100.00     11.875        0.375          360           312           48         6 Month         6           6         3.000
                                                                                                                            Libor
    217          II       $56,474.35    $59,000.00     11.875        2.005          360           301           59         6 Month         1           6         3.000
                                                                                                                            Libor
    218          II       $51,977.70    $54,400.00     13.375        2.055          360           303           57         6 Month         3           6         2.000
                                                                                                                            Libor
    219          II      $133,158.12   $138,590.00     12.590        1.803          360           309           51         6 Month         3           6         3.000
                                                                                                                            Libor
    220          II       $79,408.39    $86,250.00     11.875        0.500          360           271           89         6 Month         1           6         2.000
                                                                                                                            Libor
    221          II       $82,169.71    $84,870.00     12.875        2.510          360           310           50         6 Month         4           6         3.000
                                                                                                                            Libor
    222          II       $54,183.04    $56,000.00     13.250        0.500          360           309           51         6 Month         3           6         3.000
                                                                                                                            Libor

*REPLINES 98 TO 111 AND 193 TO 222 HAVE ALREADY RESET AT LEAST ONCE.

                           SUBSEQUENT                                                          NegAm                 NegAm      Payment
              AGGREGATE    PERIODIC              MINIMUM     MAXIMUM    REMAINING  NegAm      Recast       NegAm    Initial      Reset
   LOAN       PRINCIPAL      RATE       GROSS    MORTGAGE   MORTGAGE    IO TERM     Max      Frequency    Payment    Recast    Frequency      NegAm
                                      MARGIN                                                                                                P & I ( $
  NUMBER*    BALANCE ($)    CAP (%)      (%)     RATE (%)   RATE (%)    (MONTHS)  Cap (%)     (months)    Cap (%)   (months)    (months)        )
    206       $32,985.60     1.000      8.990     9.490      15.490        0        N/A         N/A         N/A       N/A         N/A          N/A
    207       $66,926.32     1.000      7.050     7.050      12.900        0        N/A         N/A         N/A       N/A         N/A          N/A
    208      $291,366.02     1.000      6.860     7.021      12.923        0        N/A         N/A         N/A       N/A         N/A          N/A
    209      $330,177.87     1.000      8.295     8.322      14.014        0        N/A         N/A         N/A       N/A         N/A          N/A
    210      $296,460.33     1.000      7.477     7.689      13.632        0        N/A         N/A         N/A       N/A         N/A          N/A
    211      $126,497.33     1.000      7.900     8.000      14.000        0        N/A         N/A         N/A       N/A         N/A          N/A
    212      $330,859.90     1.147      5.888     7.656      13.951        0        N/A         N/A         N/A       N/A         N/A          N/A
    213       $60,891.79     1.000      7.875     7.875      13.000        0        N/A         N/A         N/A       N/A         N/A          N/A
    214      $6,358,702.45   1.133      7.472     7.931      14.314        0        N/A         N/A         N/A       N/A         N/A          N/A
    215      $509,664.57     1.000      5.550     6.150      12.150        0        N/A         N/A         N/A       N/A         N/A          N/A
    216       $82,180.13     1.000      6.600     6.650      12.650        0        N/A         N/A         N/A       N/A         N/A          N/A
    217       $56,474.35     1.000      6.500     7.500      13.500        0        N/A         N/A         N/A       N/A         N/A          N/A
    218       $51,977.70     2.000      8.000     8.000      14.625        0        N/A         N/A         N/A       N/A         N/A          N/A
    219      $133,158.12     1.000      7.258     7.511      13.469        0        N/A         N/A         N/A       N/A         N/A          N/A
    220       $79,408.39     1.000      6.490     11.150     18.150        0        N/A         N/A         N/A       N/A         N/A          N/A
    221       $82,169.71     1.000      7.450     8.300      14.300        0        N/A         N/A         N/A       N/A         N/A          N/A
    222       $54,183.04     1.000      8.500     8.500      14.250        0        N/A         N/A         N/A       N/A         N/A          N/A

*REPLINES 98 TO 111 AND 193 TO 222 HAVE ALREADY RESET AT LEAST ONCE.

CATEGORY

"I" MEANS FIRST LIEN ADJUSTABLE RATE LOANS WITH CREDIT SCORES GREATER THAN 680

"II" MEANS FIRST LIEN ADJUSTABLE RATE LOANS WITH CREDIT SCORES LESS THAN OR EQUAL TO 680

"III" MEANS FIRST LIEN FIXED RATE LOANS WITH CREDIT SCORES GREATER THAN 680

"IV" MEANS FIRST LIEN FIXED RATE LOANS WITH CREDIT SCORES LESS THAN OR EQUAL TO 680

                            ---------------------------------------------------------------------------------------------------------------

                                ASSET FINANCE
                                Kenny Rosenberg                                           (212) 325-3587
                                Steve Marchi                                              (212) 325-0785
                                Richie Williams                                           (212) 325-7813

                                STRUCTURING
                                Obi Nwokorie                                              (212) 325-1991
                                Kashif Gilani                                             (212) 325-8697
                                Harry Jao (Collateral)                                    (212) 538-3549

                            --------------------------------------------------------- -----------------------------------------------------